UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Paul J. Smith	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2014

Date of reporting period: 11/30/2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2014

State Farm Associates' Funds Trust

# ANNUAL REPORT

To enroll in electronic delivery of mutual funds documents, go to **statefarm.com®**, log into your account, scroll down to *State Farm Mutual Funds®*, and then click on *Go Paperless*.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge upon request at 1-800-447-0740 and at “http://www.sec.gov.”

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.” The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or contacting the State Farm Mutual Funds Response Center at 1-800-447-0740 for assistance.

Compensation Deduction or Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with compensation deduction (agent/employee only) or an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin compensation deduction or an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for compensation deduction by going on the State Farm intranet or signing up for AIP by contacting the State Farm Mutual Funds Response Center at 1-800-447-0740 for assistance.

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-0740

statefarm.com

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds. Enclosed is the Annual Report for the 12-month period ended November 30, 2014, for the State Farm Associates’ Funds Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

During the 2014 fiscal year, both the equity and fixed income markets experienced positive returns.

The table below shows annual total returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2014.

Annual Total Returns (as of November 30, 2014)[1]
Fund	Annual Total Returns 1-year
State Farm Growth Fund	16.26%
Benchmark: S&P 500® Index	16.86%

State Farm Balanced Fund	12.95%
Benchmark: Blended benchmark*	11.12%

State Farm Interim Fund	1.01%
Benchmark: Barclays 1-5 Year U.S. Treasury Index	1.05%

State Farm Municipal Bond Fund	6.37%
Benchmark: Barclays 7-Year Municipal Bond Index	5.69%

* 60% S&P 500 Index / 40% Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. It is not possible to invest directly in an index.

In the U.S., equity markets (as represented by the S&P 500® Index) achieved positive total returns in nine of the past twelve months ended November 30, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2014.

[1]	Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. S&P 500 is a registered trademark of Standard & Poor’s Financial Services LLC.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Barclays Intermediate Gov/Credit Index. The Barclays Intermediate Gov/Credit Index contains approximately 4,850 U.S. Treasury, corporate and other securities with an average maturity of about 4.23 years.

The Barclays 1-5 Year U.S. Treasury Index return provided by Barclays Inc. The Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays 7-Year Municipal Bond Index return provided by Barclays Inc. The Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

The market environment was not without its challenges. Geopolitical and military tensions between Russia and Ukraine, the emerging threat posed by militants in the Middle East, and an Ebola virus outbreak within multiple West Africa countries provided uncertainty for the markets. Also, concerns increased throughout the fiscal year with respect to the rate of economic growth outside the U.S. As Japan fell back into a recession during the third quarter (July-September), Eurozone growth stalled and China’s economy continued to show weakness, factors that contributed to a marked increase in U.S. and international market volatility later in the fiscal year.2 Despite these global headwinds, the U.S. economy posted relatively strong GDP numbers, recovering from a first-quarter (January-March) contraction – its first in over three years and due, in part, to the severe ‘polar vortex’ winter weather system – to finish with annualized GDP growth of 4.6% in the second quarter (April-June) and 5.0% in the third quarter (July-September). While setting 54 all-time closing highs for the 12-month period ended November 30, 2014, the S&P 500 Index had a price increase from 1,805.81 to 2,067.56 and posted a total return of 16.86%, including reinvested dividends.

Meanwhile, the relative strength of the bond markets surprised many in 2014 after fixed income investments in general suffered losses in the prior year. After the Fed made good on its promise to reduce its asset-purchase programs known as “quantitative easing” – decreasing its monthly purchases in December 2013 from $85 billion per month to $75 billion per month – bond prices continued their general price decline through the end of 2013. However, the bond markets rebounded in early 2014 and extended a rally through the 12-month period ended November 30, 2014, even as the Fed repeated similar reductions in monthly “quantitative easing” purchases until ending the program in October.

The yield on 10-year U.S. Treasuries started the 12-month period at 2.75% and rose briefly to a high of 3.04% on December 31, 2013, before settling to 2.18% on November 30, 2014. Short-term yields remained low, with 3-month U.S. Treasury yields declining 4 basis points from 0.06% at the beginning of the period to 0.02% on November 30, 2014.3 These positive gains were due, in part, to foreign investors increasing their demand for Treasuries as they sought higher yields compared with the relatively lower yields that many other foreign bonds offered, as some major global central banks initialized or increased their own monetary stimulus measures.

[2]	Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets.

[3]	Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

Among major fixed income indices, price increases combined with coupon income to generate 1.05% and 5.69% total returns for the Barclays 1-5 Year Treasury Index and the Barclays 7-Year Municipal Bond Index, respectively, over the 12-month period ended November 30, 2014.

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long term, disciplined approach to managing investment risk.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report. Thank you for your continued investment in State Farm Mutual Funds.

Sincerely,

Joe R. Monk Jr. Senior Vice President
State Farm Investment Management Corp.

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2014.

However, the market environment was not without its challenges. Geopolitical and military tensions between Russia and Ukraine, the emerging threat posed by militants in the Middle East, and an Ebola virus outbreak within multiple West Africa countries provided uncertainty for the markets. Also, concerns increased throughout the fiscal year with respect to the rate of economic growth outside the U.S. As Japan fell back into a recession during the third quarter (July-September), Eurozone growth stalled and China’s economy continued to show weakness, factors that contributed to a marked increase in U.S. and international market volatility later in the fiscal year. Despite these global headwinds, the U.S. economy posted relatively strong GDP numbers, recovering from a first-quarter (January-March) contraction – its first in over three years and due, in part, to the severe ‘polar vortex’ winter weather system – to finish with annualized GDP growth of 4.6% in the second quarter (April-June) and 5.0% in the third quarter (July-September).

Oil and gold prices were volatile throughout the period ended November 30, 2014, particularly during the latter half of the year. Oil prices began the period at around $93/barrel and ranged between approximately $66 to $107/barrel during the year, before ending November 2014 at around $66/barrel, a decrease of –29% for the 12-month period. Gold prices began the period at around $1,251 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending November 2014 at around $1,175/oz., a decrease of –6% for the 12-month period.

With much of Europe experiencing stagnant growth, the U.S. dollar gained against the euro during the period. For the period December 2013 through November 2014, the U.S. dollar increased by approximately 9% to $1.25/euro. Versus the British pound, the U.S. dollar increased by approximately 5% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 16.86% for the period ended November 30, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 6%, and a dividend return of approximately 1.90%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 11 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2014, the State Farm Growth Fund had a total return of 16.26% after expenses, compared to a 16.86% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/14	12/1/13 to 11/30/14 % Price Change
Sigma-Aldrich Corp.	Chemicals	8.8%	58%
Walt Disney Co., The	Media & Broadcasting	5.9%	31%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	4.3%	31%
Hewlett-Packard Co.	Computers	2.8%	43%
Johnson & Johnson	Health Care	6.3%	14%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/14	12/1/13 to 11/30/14 % Price Change
BG Group PLC	Oil & Gas	1.1%	-31%
Chevron Corp.	Oil & Gas	2.7%	-11%
International Business Machines Corp.	Computers	2.2%	-10%
Exxon Mobil Corp.	Oil & Gas	5.5%	-3%
BHP Billiton PLC	Mining & Metals	0.5%	-22%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/14	12/1/13 to 11/30/14 % Price Change
Sigma-Aldrich Corp.	Chemicals	8.8%	58%
Johnson & Johnson	Health Care	6.3%	14%
Walt Disney Co., The	Media & Broadcasting	5.9%	31%
Exxon Mobil Corp.	Oil & Gas	5.5%	-3%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	4.3%	31%
Procter & Gamble Co.	Consumer & Marketing	3.7%	7%
Wells Fargo & Company	Banks	3.4%	24%
Air Products & Chemicals Inc.	Chemicals	2.8%	32%
Hewlett-Packard Co.	Computers	2.8%	43%
Wal-Mart Stores Inc.	Retailers	2.7%	8%

The State Farm Growth Fund’s portfolio turnover over the past 12 months was 1.00%, which is consistent with the Fund’s investment philosophy and approach. There were 76 holdings in the Fund totaling approximately $4.3 billion in assets at the end of the reporting period compared to 72 holdings and approximately $3.7 billion in assets one year earlier. As discussed in the Overview – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Growth Fund. From December 1, 2013, through November 30, 2014, 65 of the stocks in the portfolio, accounting for over 96% of the Fund’s total net assets, increased their dividends.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2014.

However, the market environment was not without its challenges. Geopolitical and military tensions between Russia and Ukraine, the emerging threat posed by militants in the Middle East, and an Ebola virus outbreak within multiple West Africa countries provided uncertainty for the markets. Also, concerns increased throughout the fiscal year with respect to the rate of economic growth outside the U.S. As Japan fell back into a recession during the third quarter (July-September), Eurozone growth stalled and China’s economy continued to show weakness, factors that contributed to a marked increase in U.S. and international market volatility later in the fiscal year. Despite these global headwinds, the U.S. economy posted relatively strong GDP numbers, recovering from a first-quarter (January-March) contraction – its first in over three years and due, in part, to the severe ‘polar vortex’ winter weather system – to finish with annualized GDP growth of 4.6% in the second quarter (April-June) and 5.0% in the third quarter (July-September).

Oil and gold prices were volatile throughout the period ended November 30, 2014, particularly during the latter half of the year. Oil prices began the period at around $93/barrel and ranged between approximately $66 to $107/barrel during the year, before ending November 2014 at around $66/barrel, a decrease of –29% for the 12-month period. Gold prices began the period at around $1,251 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending November 2014 at around $1,175/oz., a decrease of –6% for the 12-month period.

With much of Europe experiencing stagnant growth, the U.S. dollar gained against the euro during the period. For the period December 2013 through November 2014, the U.S. dollar increased by approximately 9% to $1.25/euro. Versus the British pound, the U.S. dollar increased by approximately 5% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 16.86% for the period ended November 30, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 6%, and a dividend return of approximately 1.90%.

Bond markets, as represented by the Barclays Intermediate Government/Credit Index, generated a total return of 2.80% during the 12-month period ended November 30, 2014. The performance of the Index was comprised of the Intermediate Credit-portion (37.8% Index weighting), which posted a total return of 4.15%, and the Intermediate Government-portion (62.2% Index weighting), which generated a total return of 2.02%. The total return of the Intermediate Credit-portion was comprised of a price return of 0.46% and a coupon return of 3.69%. Meanwhile, the total return of the Intermediate Government-portion was comprised of a price return of 0.20% and a coupon return of 1.82%.1

[1]	Source: Barclays Live®

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2014, the State Farm Balanced Fund had a total return of 12.95% after expenses. The total return of the blended benchmark was 11.12% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all equity benchmark S&P 500 Index was 16.86%, while the fixed income benchmark Barclays Intermediate Government/Credit Index had a total return of 2.80% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Barclays Intermediate Government/Credit Index contains approximately 4,850 U.S. Treasury, corporate and other securities with an average maturity of about 4.23 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Barclays Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (62.39% of total net assets at the end of the period)

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/14	12/1/13 to 11/30/14 % Price Change
Sigma-Aldrich Corp.	Chemicals	3.9%	58%
Walt Disney Co., The	Media & Broadcasting	5.8%	31%
Allergan Inc.	Health Care	1.9%	120%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.9%	31%
Hewlett-Packard Co.	Computers	1.7%	43%

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/14	12/1/13 to 11/30/14 % Price Change
Chevron Corp.	Oil & Gas	1.8%	-11%
International Business Machines Corp.	Computers	1.4%	-10%
Rio Tinto PLC ADR	Mining & Metals	0.8%	-12%
BG Group PLC	Oil & Gas	0.2%	-31%
Exxon Mobil Corp.	Oil & Gas	2.4%	-3%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/14	12/1/13 to 11/30/14 % Price Change
Walt Disney Co., The	Media & Broadcasting	5.8%	31%
Sigma-Aldrich Corp.	Chemicals	3.9%	58%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.9%	31%
Johnson & Johnson	Health Care	2.6%	14%
Procter & Gamble Co.	Consumer & Marketing	2.5%	7%
Wells Fargo & Co.	Banks	2.4%	24%
Exxon Mobil Corp.	Oil & Gas	2.4%	-3%
Allergan Inc.	Health Care	1.9%	120%
Air Products & Chemicals Inc.	Chemicals	1.9%	32%
Chevron Corp.	Oil & Gas	1.8%	-11%

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 3.85%, which is consistent with the Fund’s investment philosophy and approach. There were 79 holdings in the equity portion of the Fund totaling approximately $1.1 billion in assets at the end of the reporting period compared to 76 holdings and approximately $916 million in assets one year earlier. We also feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Balanced Fund. From December 1, 2013, through November 30, 2014, 67 of the stocks in the portfolio, accounting for over 93% of the equity portion of the Fund’s net assets, increased their dividends.

Fixed Income portion of the Fund (37.12% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 71.7% of the fixed income securities (representing 26.60% of total net assets) maturing within 3-11 years. The largest components of the fixed income portion of the Fund were corporate bonds (18.98% of total net assets) and U.S. Treasury securities (14.60% of total net assets). From a credit rating standpoint, 41.8% of the Fund’s fixed income portfolio was rated Aaa, including U.S. Treasury bonds and certain corporate bonds. The remaining corporate fixed income portfolio was invested in Aa-rated bonds (13.8% of fixed income assets), single A-rated debt (29.7% of fixed income assets), and Baa-rated bonds (5.6% of fixed income assets).2

[2]	Ratings by Moody’s Investor Services Inc. (“Moody’s”). Percentages are based on total fixed income investments as of November 30, 2014. Of the remaining fixed income investments, 4.48% were not rated by Moody’s, and 4.01% were short-term investments.

The Fund’s holdings of U.S. Treasury securities, corporate bonds, agency issues, and agency commercial mortgage backed securities all had positive total returns, helping the Fund generate a positive total return of the fixed income portion over the 12-month period. The Fund’s corporate bonds provided the greatest contribution to the returns of the fixed income portion of the Fund. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide stability and serve as a buffer to the volatility from the equity portion of the State Farm Balanced Fund throughout the year. The duration of the State Farm Balanced Fund’s bond portfolio at the end of November 2014 stood at 4.5 years, which is down from 4.8 years on December 1, 2013. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Barclays Intermediate Government/Credit Index.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield consistent with relatively low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to distribute the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but may occasionally purchase securities maturing in up to 15 years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2014, fixed income markets were impacted by factors including: a continued trend of generally subdued inflation, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2014.

Interest rates were affected by market uncertainty arising out of geopolitical and military tensions between Russia and Ukraine, the emerging threat posed by militants in the Middle East, and an Ebola virus outbreak within multiple West Africa countries. Concerns increased throughout the fiscal year with respect to the rate of economic growth outside the U.S, as Japan fell back into a recession during the third quarter (July-September), Eurozone growth stalled, and China’s economy continued to show weakness. However, the relative strength of the bond markets surprised many in 2014 after fixed income investments in general suffered losses in the prior year. After the Fed made good on its promise to reduce its asset-purchase programs known as “quantitative easing” – decreasing its monthly purchases in December 2013 from $85 billion per month to $75 billion per month – bond prices continued their general price decline through the end of 2013. Bond markets then rebounded in early 2014 and extended a rally through the 12-month period ended November 30, 2014, even as the Fed repeated similar reductions in monthly “quantitative easing” purchases until ending the program in October.

During the 1-year period, the U.S. Treasury yield curve flattened. Driven by Fed policy, short-term rates remained near 0%. Meanwhile, interest rates decreased on longer-maturity U.S. Treasuries while increasing on intermediate-maturity U.S. Treasuries, as the market began to anticipate an eventual increase in the Fed Funds Rate. For example, the yield on 10-year U.S. Treasuries decreased 57 basis points from 2.75% at the beginning of the period, to 2.18% on November 30, 2014, while the yield on 2-year U.S. Treasuries increased 19 basis points from 0.28% at the beginning of the period, to 0.47% on November 30, 2014. Short-term yields remained at low levels, with 3-month U.S. Treasury yields decreasing from 0.06% at the beginning of the period, to 0.02% on November 30, 2014.

Overall, for the year ended November 30, 2014, longer-maturity U.S. Treasuries outperformed relative to short- and intermediate-maturity U.S. Treasuries. For the 1-year period, the total return for Barclays 1-3 year U.S. Treasuries and Barclays Intermediate-maturity U.S. Treasuries were 0.74% and 2.05%, respectively, compared to a total return of 21.10% on Barclays 20+ year U.S. Treasuries.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Interim Fund as of November 30, 2014, along with the maturity allocation of the Barclays 1-5 Year U.S. Treasury Index for comparison.

Maturity Allocation: State Farm Interim Fund

compared to the Barclays 1-5 Year U.S. Treasury Index

(unaudited)*

Maturity	State Farm Interim Fund Allocation	Barclays 1-5 Year U.S. Treasury Index Allocation
0 - 1 Years	17.72%**	0.00%
1 - 2 Years	13.51%	32.77%
2 - 3 Years	14.22%	29.78%
3 - 4 Years	27.19%	16.31%
4 - 5 Years	20.53%	18.66%
5 - 6 Years	6.83%	2.48%
6+ Years	0.00%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 6.52% allocation to the JPMorgan U.S. Government Money Market Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2014, the State Farm Interim Fund had a total return of 1.01% after expenses, compared to a total return of 1.05% for the Barclays 1-5 Year U.S. Treasury Index. The line graph below provides perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Except for some shorter-term U.S. Treasuries, maturities of all lengths of U.S. Treasury Notes provided a positive total return for the 1-year period. Relative to its benchmark, the Fund’s greater exposure to U.S. Treasury Notes with maturities equal to or less than one year and the Fund’s smaller exposure to U.S. Treasury Notes with maturities between one and three years contributed to the Fund’s total return underperforming its benchmark by 4 basis points. As mentioned earlier, the Fund generally maintains exposure across a six-year maturity spectrum. As U.S. Treasury Notes mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels.

The duration of the State Farm Interim Fund at the end of November 2014 stood at 2.7 years, which is down from 3.3 years on December 1, 2013. The Fund’s duration was higher than the duration of its benchmark (the Barclays 1-5 Year U.S. Treasury Index) of 2.6 years as of November 30, 2014. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates fall, bond prices rise and vice versa. If interest rates remain at current low levels or decline further, total returns (interest plus price gains) may increase. Conversely, if interest rates increase, total returns may decline.

*	The Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

In selecting securities for the Fund, we generally invest in the 5-15 year maturity range and avoid long maturities. While we are conscious of how the Fund’s portfolio differs from its benchmark, the Barclays 7-Year Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2014, fixed income markets were impacted by factors including: a continued trend of generally subdued inflation, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2014.

Interest rates were affected by market uncertainty arising out of geopolitical and military tensions between Russia and Ukraine, the emerging threat posed by militants in the Middle East, and an Ebola virus outbreak within multiple West Africa countries. Concerns increased throughout the fiscal year with respect to the rate of economic growth outside the U.S, as Japan fell back into a recession during the third quarter (July-September), Eurozone growth stalled, and China’s economy continued to show weakness. However, the relative strength of the bond markets surprised many in 2014 after fixed income investments in general suffered losses in the prior year. After the Fed made good on its promise to reduce its asset-purchase programs known as “quantitative easing” – decreasing its monthly purchases in December 2013 from $85 billion per month to $75 billion per month – bond prices continued their general price decline through the end of 2013. Bond markets then rebounded in early 2014 and extended a rally through the 12-month period ended November 30, 2014, even as the Fed repeated similar reductions in monthly “quantitative easing” purchases until ending the program in October.

As illustrated in Table 1 below, the municipal bond yield curve flattened as longer-maturity yields decreased more than intermediate- and short-maturity yields over the 1-year period ended November 30, 2014.

Table 1: Municipal Market Data (MMD) Yields (%) - AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2013	0.17%	1.16%	2.65%	3.77%
November 30, 2014	0.14%	1.15%	2.08%	2.74%

Increase (Decrease) in Yield	(0.03%)	(0.01%)	(0.57%)	(1.03%)

[1]	The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2014 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of November 30, 2014) on all components of the Barclays Municipal Bond Index were positive, with higher returns along the longer-end of the maturity yield curve. The Barclays Municipal Bond Index is used to illustrate returns for municipal bonds having various maturities. The Barclays 7-Year Municipal Bond Index is not used to illustrate this point because the Barclays 7-Year Municipal Bond Index only includes municipal bonds with maturities between 6 and 8 years.

Table 2: Barclays Municipal Bond Index - Component Returns by Maturity2

Maturity	Annual Total Return (as of November 30, 2014)
1-Year Municipal Bonds	0.69%
3-Year Municipal Bonds	1.52%
5-Year Municipal Bonds	3.36%
7-Year Municipal Bonds	5.69%
10-Year Municipal Bonds	7.93%
15-Year Municipal Bonds	10.48%
20-Year Municipal Bonds	11.85%
Long-Bond (22+ Year) Municipal Bonds	13.49%

[2]	Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Barclays Municipal Bond Index.

From a total return standpoint, the lower end of investment-grade quality municipal bonds (Baa and A rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) within the Barclays Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below. The Barclays Municipal Bond Index is used to illustrate annual total returns for municipal bonds with various investment grade credit qualities. Information on the total annual returns of municipal bonds within the Barclays 7-Year Municipal Bond Index based on credit quality is unavailable.

Table 3: Barclays Municipal Bond Index - Component Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of November 30, 2014)
Aaa Rated Bonds	5.85%
Aa Rated Bonds	7.57%
A Rated Bonds	9.56%
Baa Rated Bonds	12.24%

[3]	Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Barclays Municipal Bond Index.

As of November 30, 2014, the 2.74% yield on 20-year Aaa-rated municipal bonds exceeded the 2.62% yield offered on comparable 20-year taxable U.S. Treasuries by 12 basis points, which is not a normal yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Municipal Bond Fund as of November 30, 2014, along with the maturity allocation of the Barclays 7-Year Municipal Bond Index for comparison.

Maturity Allocation: State Farm Municipal Bond Fund

compared to the Barclays 7-Year Municipal Bond Index

(unaudited)*

Maturity	State Farm Municipal Bond Fund Allocation	Barclays 7-Year Municipal Bond Index Allocation
0-6 Years	29.10%**	0.00%
6-12 Years	51.18%	100.00%
12-22 Years	19.72%	0.00%
22+ Years	0.00%	0.00%

Totals	100.00%	100.00%
*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 4.67% allocation to the JPMorgan Tax Free Money Market Fund.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund had a total return of 6.37% for the 1-year period ended November 30, 2014, after expenses, compared to a 5.69% for the Barclays 7-Year Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. As illustrated in Table 2 above, longer-maturity bonds outperformed intermediate maturities, which in turn outperformed short maturities over the 1-year period. Consistent with the Fund’s intermediate-maturity orientation, none of the Fund’s total investments were in bonds having maturities over 22 years as of November 30, 2014. Relative to the Barclays 7-Year Municipal Bond Index, the Fund had a higher concentration in bonds having maturities between 12-22 years, which outperformed relative to intermediate-maturity bonds during the year. This factor played a part in the Fund outperforming the Barclays 7-Year Municipal Bond Index during the reporting period.

We seek to maintain the risk profile of the Fund with respect to volatility (duration), interest rate risk and capital (credit risk). Throughout the reporting period, the Fund’s modified duration decreased from 4.44 years as of December 1, 2013 to 3.83 years as of November 30, 2014. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended November 30, 2014.

Table 4 below provides an illustration of the Fund’s credit quality orientation compared to the Index benchmark as of November 30, 2014. Over the reporting period, the lower end of investment-grade quality municipal bonds (Baa and A rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) as previously illustrated in Table 3 above.

*	The Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Table 4: Credit Ratings Comparison (as of November 30, 2014)4

Credit Ratings	State Farm Municipal Bond Fund Allocation	Barclays 7-Year Municipal Bond Index Allocation
Aaa/AAA	9.50%	12.04%
Aa/AA	70.38%	54.20%
A	12.44%	27.46%
Baa/BBB or Lower	0.71%	5.69%
NR (Not Rated)	6.97%*	0.61%

Totals	100.00%	100.00%

[4]	Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of November 30, 2014. Reflects the lower of Moody’s and Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer rating.
*	Includes a 4.67% allocation to the JPMorgan Tax Free Money Market Fund.

Even with the Fund’s higher credit quality orientation relative to its benchmark, the Fund still managed to outperform the benchmark during the reporting period. The objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio over the reporting period decreased by 10, from 439 to 429 bonds. Turnover for the reporting period was 6.38%. Investments within the State of Florida represented the largest single allocation in any state representing 5.66% of total net assets, which is down from 6.20% from the beginning of the reporting period.

The largest additions to the portfolio included net acquisitions of bonds in Wisconsin, followed by Ohio and Washington. Bonds secured by a general obligation pledge accounted for approximately 38% of all new acquisitions with revenue bond purchases representing 62% of the total. The average ratings quality of new bond purchases was Aa3/AA-. The Aa3 rating is a subset of Moody’s Aa rating and AA- is a subset of Standard and Poor’s AA rating. The largest net reduction of holdings occurred through sales and maturities of bonds in New Jersey, followed by Colorado and Maryland.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio Based on the Period June 1, 2014 to November 30, 2014	Expenses Paid During Period June 1, 2014 to November 30, 2014*

State Farm Growth Fund

Actual	$1,000.00	$1,073.60	0.12%	$0.62

Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%	$0.61

State Farm Balanced Fund

Actual	$1,000.00	$1,054.29	0.13%	$0.67

Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	0.13%	$0.66

State Farm Interim Fund

Actual	$1,000.00	$1,006.36	0.16%	$0.80

Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	0.16%	$0.81

State Farm Municipal Bond Fund

Actual	$1,000.00	$1,018.29	0.15%	$0.76

Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%	$0.76

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 13, 2014, all of the Trustees present, including those Trustees who are not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”) for an additional one-year term ending June 30, 2015.

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel, which had sent to SFIMC, on behalf of the Independent Trustees, a request for information to be provided to the Independent Trustees in connection with their consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Independent Trustees responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund,” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability. SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. The Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. The Strategic Insight Report included information on the relative performance of each Fund as compared to one or more benchmark indexes and to a category of comparable mutual funds, as determined by Morningstar®, an independent third-party service provider (each, a “Morningstar Category”). In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust reviewed these materials at meetings held on March 14, 2014, May 27, 2014, and June 13, 2014, during which meetings SFIMC management responded to specific questions from the Independent Trustees and provided follow-up information. The Independent Trustees discussed all of this material extensively in separate meetings among themselves, with their independent legal counsel and with the other Board members, after which the Board considered the various factors described below, none of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, five- and ten-year performance of each Fund as compared to the performance of one or more benchmark indexes and as compared to the performance of each Fund’s Morningstar Category over those same periods. Morningstar assigns each Fund to a category based upon the underlying securities held in the Fund’s portfolio over the past three years. The Strategic Insight Report provided to the Board included the performance information for the Funds. The Board noted the favorable 10-year and year-to-date performance of the Growth and Balanced Funds compared to each Fund’s benchmark(s) and Morningstar Category. The Board noted that the one-, three-and five- year performance of the Growth and Balanced Funds had lagged the performance of each Fund’s benchmark(s) and Morningstar Category. The Board considered SFIMC’s explanation that the underperformance of the Growth and Balanced Funds over those shorter time periods was due to SFIMC’s conservative investment management of these Funds. In that regard, SFIMC confirmed to the Board its philosophy to manage the Growth and Balanced Funds in a conservative manner such that, as a result, the Funds generally will tend to underperform their benchmark(s) and Morningstar Categories in periods of strong market performance or periods in which increased risk is rewarded. Conversely, SFIMC explained to the Board that the Growth and Balanced Funds tend to outperform their benchmark(s) and Morningstar Categories during flat and down markets. The Board and SFIMC noted that over long-term market cycles, SFIMC’s conservative investment approach generally has provided competitive investment performance with lower-risk profiles for these two Funds and for the other Funds of Associates’ Funds Trust.

The Board also noted the favorable performance of the Interim and Municipal Bond Funds compared to each Fund’s benchmark and Morningstar Category, particularly over the 10-year period, and also noted the strong one-year performance returns for the Municipal Bond Fund. The Board then considered SFIMC’s assertion that the Funds are managed with a very low-risk profile and that they have provided long-term consistent returns. After extensive discussion of this and other performance information, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to the fee structures and expense ratios of a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures as compiled by Strategic Insight. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit (or loss) was calculated.

The Board considered SFIMC’s view that the Funds’ expenses are extremely competitive and among the lowest of their peers. In reviewing the Strategic Insight Report, the Board considered that each Fund ranked in the top quarter of its expense group, and that its net total expense, net management fee and net operating expense each were lower than the expense group median. After extensive discussion, the Board concluded that each Fund’s expense structure and overall fees were acceptable.

Economies of Scale

When reviewing the Funds’ fees, the Board also discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decreases as the fund increases in size. The Board considered that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the make-up, education and experience of the SFIMC investment management teams responsible for managing the Funds, and concluded that these teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds.

Fallout Benefits

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Conclusion

Based on the Trustees’ extensive deliberations on the above factors and their evaluation of all of the information provided by SFIMC, Morningstar and Strategic Insight, the Board, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2015.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2014

	Shares	Value
Common Stocks (99.03%)
Agriculture, Foods, & Beverage (12.17%)
Archer-Daniels-Midland Co.	3,477,500	$183,194,700
Coca-Cola Co., The	2,054,600	92,107,718
Kellogg Co.	930,000	61,612,500
McCormick & Company Inc.	428,600	31,857,838
Nestle SA ADR	1,175,800	88,243,790
PepsiCo Inc.	641,400	64,204,140

		521,220,686

Banks (4.92%)
M&T Bank Corp.	213,400	26,892,668
Northern Trust Corp.	422,700	28,629,471
U.S. Bancorp	257,900	11,399,180
Wells Fargo & Co.	2,643,100	143,996,088

		210,917,407

Building Materials & Construction (1.60%)
Vulcan Materials Co.	1,039,200	68,691,120

Chemicals (13.34%)
Air Products & Chemicals Inc.	830,000	119,378,900
Croda International PLC	25,800	989,205
E.I. du Pont de Nemours & Co.	229,200	16,364,880
International Flavors & Fragrances Inc.	525,000	53,114,250
Novozymes A/S B Shares	135,300	5,945,232
Sigma-Aldrich Corp.	2,750,000	375,650,000

		571,442,467

Computer Software & Services (1.40%)
Automatic Data Processing Inc.	109,900	9,411,836
CDK Global Inc.	36,633	1,394,618
Facebook Inc. Class A (a)	82,675	6,423,848
Google Inc. Class A (a)	14,750	8,098,930
Google Inc. Class C (a)	5,900	3,196,797
SAP SE	444,800	31,350,207

		59,876,236

Computers (4.95%)
Hewlett-Packard Co.	3,019,400	117,937,764
International Business Machines Corp.	580,000	94,058,600

		211,996,364

Consumer & Marketing (6.18%)
AptarGroup Inc.	677,405	44,200,676
Colgate-Palmolive Co.	872,600	60,724,234
Procter & Gamble Co., The	1,765,155	159,622,967

		264,547,877

Electronic/Electrical Manufacturing (4.79%)
Emerson Electric Co.	729,400	46,499,250
General Electric Co.	3,848,900	101,957,361
Keysight Technolgies Inc. (a)	274,035	9,646,032
Linear Technology Corp.	1,023,400	47,107,102

		205,209,745

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.84%)
Berkshire Hathaway Inc. Class A (a)	162	$36,136,530
Berkshire Hathaway Inc. Class B (a)	143	21,263

		36,157,793

Health Care (14.52%)
Abbott Laboratories	847,500	37,722,225
AbbVie Inc.	847,500	58,647,000
Agilent Technologies Inc.	548,071	23,424,555
Amgen Inc.	159,250	26,325,618
Celgene Corp. (a)	61,800	7,026,042
Eli Lilly and Co.	997,000	67,915,640
Johnson & Johnson	2,481,600	268,633,200
Merck & Co. Inc.	296,750	17,923,700
Novo Nordisk A/S Sponsored ADR	174,600	7,937,316
Pfizer Inc.	2,239,031	69,745,816
Roche Holdings Ltd. Sponsored ADR	132,900	4,978,434
Zoetis Inc.	705,696	31,706,921

		621,986,467

Machinery & Manufacturing (7.62%)
3M Co.	564,000	90,290,757
ASML Holding NV NY Reg. Shares	96,650	10,213,972
Caterpillar Inc.	877,700	88,296,620
Deere & Co.	42,900	3,715,998
Donaldson Company Inc.	112,800	4,399,200
HNI Corp.	1,439,200	67,556,048
Illinois Tool Works Inc.	652,500	61,941,825

		326,414,420

Media & Broadcasting (5.89%)
Walt Disney Co., The	2,728,640	252,426,486

Mining & Metals (2.69%)
BHP Billiton PLC	941,859	22,323,573
Nucor Corp.	531,200	28,488,256
Rio Tinto PLC	476,280	22,268,386
Rio Tinto PLC ADR	907,200	42,275,520

		115,355,735

Oil & Gas (11.12%)
BG Group PLC	3,199,100	44,994,461
Chevron Corp.	1,060,000	115,402,200
Devon Energy Corp.	212,204	12,513,670
Dril-Quip Inc. (a)	16,100	1,283,975
Exxon Mobil Corp.	2,615,200	236,780,208
Imperial Oil Ltd.	25,300	1,102,574
Noble Energy Inc.	89,300	4,391,774
Royal Dutch Shell PLC ADR Class A	456,900	30,342,729
Schlumberger Ltd.	113,200	9,729,540
Spectra Energy Corp.	399,950	15,150,106
Tidewater Inc.	154,191	4,766,044

		476,457,281

See accompanying notes to financial statements.	23

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Shares	Value
Common Stocks (Cont.)
Retailers (2.74%)
Wal-Mart Stores Inc.	1,339,100	$117,224,814

Telecom & Telecom Equipment (3.14%)
AT&T Inc.	2,140,534	75,732,093
Corning Inc.	1,284,600	27,002,292
Verizon Communications Inc.	624,900	31,613,691

		134,348,076

Transportation (0.54%)
GATX Corp.	190,700	11,811,958
Union Pacific Corp.	95,150	11,110,666

		22,922,624

Utilities & Energy (0.58%)
Duke Energy Corp.	306,966	24,833,549

Total Common Stocks
(cost $1,159,526,506)		4,242,029,147

Short-term Investments (0.62%)
JPMorgan U.S. Government Money Market Fund	26,681,199	26,681,199

Total Short-term Investments
(cost $26,681,199)		26,681,199

TOTAL INVESTMENTS (99.65%)
(cost $1,186,207,705)		4,268,710,346
OTHER ASSETS, NET OF LIABILITIES (0.35%)		14,793,879

NET ASSETS (100.00%)		$4,283,504,225

(a)	Non-income producing security.

ADR - American Depositary Receipt

24	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2014

	Shares	Value
Common Stocks (62.39%)
Agriculture, Foods, & Beverage (7.39%)
Archer-Daniels-Midland Co.	940,561	$49,548,753
Campbell Soup Co.	26,000	1,177,280
Coca-Cola Co., The	410,000	18,380,300
Kellogg Co.	310,000	20,537,500
Nestle SA ADR	252,500	18,950,125
PepsiCo Inc.	110,100	11,021,010
Sysco Corp.	165,300	6,654,978

		126,269,946

Banks (3.35%)
M&T Bank Corp.	58,300	7,346,966
Northern Trust Corp.	104,700	7,091,331
U.S. Bancorp	48,300	2,134,860
Wells Fargo & Co.	747,600	40,729,248

		57,302,405

Building Materials & Construction (0.62%)
Vulcan Materials Co.	160,200	10,589,220

Chemicals (7.64%)
Air Products & Chemicals Inc.	230,000	33,080,900
Dow Chemical Co., The	69,000	3,358,230
E.I. du Pont de Nemours & Co.	132,105	9,432,297
International Flavors & Fragrances Inc.	120,000	12,140,400
Novozymes A/S B Shares	124,350	5,464,077
Sigma-Aldrich Corp.	491,000	67,070,600

		130,546,504

Computer Software & Services (0.94%)
Automatic Data Processing Inc.	47,400	4,059,336
CDK Global Inc.	15,800	601,506
Facebook Inc. Class A (a)	49,575	3,851,978
Google Inc. Class A (a)	3,550	1,949,234
Google Inc. Class C (a)	3,550	1,923,496
SAP SE	52,800	3,721,427

		16,106,977

Computers (3.17%)
Hewlett-Packard Co.	754,000	29,451,240
International Business Machines Corp.	152,100	24,666,057

		54,117,297

Consumer & Marketing (3.37%)
AptarGroup Inc.	134,100	8,750,025
Colgate-Palmolive Co.	80,000	5,567,200
Procter & Gamble Co., The	477,700	43,198,411

		57,515,636

Electronic/Electrical Manufacturing (2.28%)
Emerson Electric Co.	98,600	6,285,750
General Electric Co.	796,300	21,093,987
Keysight Technolgies Inc. (a)	71,893	2,530,634
KLA-Tencor Corp.	45,100	3,131,744

	Shares	Value
Common Stocks (Cont.)
Electronic/Electrical Manufacturing (Cont.)
Linear Technology Corp.	130,100	$5,988,503

		39,030,618

Financial Services (0.45%)
Berkshire Hathaway Inc. Class A (a)	34	7,584,210
Berkshire Hathaway Inc. Class B (a)	533	79,252

		7,663,462

Health Care (10.14%)
Abbott Laboratories	92,000	4,094,923
AbbVie Inc.	92,000	6,366,400
Agilent Technologies Inc.	143,787	6,145,456
Allergan Inc.	154,800	33,110,172
Amgen Inc.	70,750	11,695,682
Baxter International Inc.	29,100	2,124,300
Eli Lilly and Co.	212,000	14,441,440
Johnson & Johnson	417,700	45,216,025
Medtronic Inc.	21,600	1,595,592
Merck & Co. Inc.	103,200	6,233,280
Novo Nordisk A/S Sponsored ADR	107,700	4,896,042
Pfizer Inc.	728,140	22,681,561
Teva Pharmaceutical Industries Ltd. Sponsored ADR	77,910	4,439,312
Zoetis Inc.	229,495	10,311,210

		173,351,395

Machinery & Manufacturing (4.54%)
3M Co.	124,600	19,947,214
ASML Holding NV NY Reg. Shares	32,500	3,434,600
Caterpillar Inc.	262,400	26,397,440
Deere & Co.	38,700	3,352,194
Donaldson Company Inc.	115,800	4,516,200
HNI Corp.	160,000	7,510,400
Illinois Tool Works Inc.	130,600	12,397,858

		77,555,906

Media & Broadcasting (5.79%)
Lee Enterprises Inc. Class A (a)	84,000	298,200
Walt Disney Co., The	1,065,995	98,615,197

		98,913,397

Mining & Metals (2.86%)
BHP Billiton PLC	169,900	4,026,903
Newmont Mining Corp.	29,200	537,280
Nucor Corp.	436,800	23,425,584
Rio Tinto PLC	153,825	7,192,060
Rio Tinto PLC ADR	293,000	13,653,800

		48,835,627

Oil & Gas (5.94%)
BG Group PLC	256,800	3,611,821
Chevron Corp.	288,000	31,354,560

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Devon Energy Corp.	76,170	$4,491,745
Exxon Mobil Corp.	448,000	40,561,920
Noble Energy Inc.	39,800	1,957,364
Royal Dutch Shell PLC ADR Class A	216,400	14,371,124
Schlumberger Ltd.	25,900	2,226,105
Spectra Energy Corp.	79,650	3,017,142

		101,591,781

Retailers (1.42%)
Wal-Mart Stores Inc.	276,700	24,222,318

Telecom & Telecom Equipment (1.73%)
AT&T Inc.	533,359	18,870,241
Corning Inc.	372,300	7,825,746
Verizon Communications Inc.	57,800	2,924,102

		29,620,089

Transportation (0.42%)
GATX Corp.	68,200	4,224,308
Union Pacific Corp.	25,650	2,995,150

		7,219,458

Utilities & Energy (0.34%)
Duke Energy Corp.	72,333	5,851,740

Total Common Stocks
(cost $297,176,589)		1,066,303,776

	Principal amount	Value
Corporate Bonds (18.98%)
Aerospace/Defense (0.24%)
Lockheed Martin Corp.
3.350%, 09/15/2021	$1,000,000	$1,044,027
Boeing Co.
2.350%, 10/30/2021	1,000,000	995,153
2.850%, 10/30/2024	1,000,000	993,253
Raytheon Co.
3.150%, 12/15/2024	1,000,000	1,002,209

		4,034,642

Agriculture, Foods, & Beverage (1.35%)
General Mills Inc.
5.200%, 03/17/2015	500,000	506,796
Bottling Group LLC
5.500%, 04/01/2016	1,000,000	1,065,001
Hershey Co.
5.450%, 09/01/2016	500,000	540,482
Kraft Foods Inc.
6.500%, 08/11/2017	1,000,000	1,126,886
Coca-Cola Co., The
5.350%, 11/15/2017	2,000,000	2,240,324
Sysco Corp.
5.250%, 02/12/2018	1,000,000	1,113,054

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
PepsiCo Inc.
5.000%, 06/01/2018	$1,000,000	$1,114,324
Coca-Cola Co., The
2.450%, 11/01/2020	1,000,000	1,016,751
Kellogg Co.
4.000%, 12/15/2020	2,000,000	2,161,024
PepsiCo Inc.
2.750%, 03/05/2022	1,000,000	998,424
Kellogg Co.
3.125%, 05/17/2022	1,000,000	1,010,037
Sysco Corp.
2.600%, 06/12/2022	1,000,000	987,357
Campbell Soup Co.
2.500%, 08/02/2022	1,000,000	957,427
Kellogg Co.
2.750%, 03/01/2023	1,000,000	972,991
PepsiCo Inc.
2.750%, 03/01/2023	1,000,000	981,564
Coca-Cola Co., The
2.500%, 04/01/2023	2,000,000	1,957,306
Hershey Co.
2.625%, 05/01/2023	1,300,000	1,279,798
Mondelez International Inc.
4.000%, 02/01/2024	1,000,000	1,047,847
General Mills Inc.
3.650%, 02/15/2024	1,000,000	1,033,801
PepsiCo Inc.
3.600%, 03/01/2024	1,000,000	1,044,273

		23,155,467

Automotive (0.42%)
American Honda Finance Corp.
2.125%, 10/10/2018	500,000	508,046
Toyota Motor Credit Corp.
2.000%, 10/24/2018	1,000,000	1,015,360
2.100%, 01/17/2019	500,000	503,911
Johnson Controls Inc.
4.250%, 03/01/2021	2,000,000	2,161,586
Toyota Motor Credit Corp.
2.750%, 05/17/2021	1,000,000	1,017,698
3.300%, 01/12/2022	1,000,000	1,043,905
2.625%, 01/10/2023	1,000,000	989,614

		7,240,120

Banks (0.67%)
Wachovia Bank NA
5.600%, 03/15/2016	750,000	796,332
Bank of America NA
6.000%, 06/15/2016	1,000,000	1,071,389
5.300%, 03/15/2017	500,000	541,278
Wachovia Corp.
5.750%, 06/15/2017	750,000	834,565
Wachovia Bank NA
6.000%, 11/15/2017	500,000	566,356

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Wells Fargo & Co.
5.625%, 12/11/2017	$500,000	$559,964
Bank of New York Mellon Corp.
2.100%, 08/01/2018	1,000,000	1,016,031
US Bancorp
1.950%, 11/15/2018	1,000,000	1,008,511
Wells Fargo & Co.
2.150%, 01/15/2019	500,000	504,396
Bank of New York Mellon Corp.
2.200%, 03/04/2019	1,000,000	1,006,885
Wells Fargo & Co.
3.000%, 01/22/2021	1,000,000	1,024,145
US Bancorp
3.000%, 03/15/2022	1,000,000	1,015,969
3.700%, 01/30/2024	500,000	526,239
Bank of New York Mellon Corp.
3.650%, 02/04/2024	1,000,000	1,044,971

		11,517,031

Chemicals (0.48%)
Praxair Inc.
4.625%, 03/30/2015	1,000,000	1,013,892
5.375%, 11/01/2016	1,000,000	1,086,929
Monsanto Co.
1.850%, 11/15/2018	500,000	500,348
Praxair Inc.
2.450%, 02/15/2022	2,000,000	1,954,118
Monsanto Co.
2.200%, 07/15/2022	1,300,000	1,225,062
PPG Industries Inc.
2.700%, 08/15/2022	500,000	510,750
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	1,000,000	983,117
Praxair Inc.
2.700%, 02/21/2023	1,000,000	995,058

		8,269,274

Commercial Service/Supply (0.15%)
Pitney Bowes Inc.
5.750%, 09/15/2017	500,000	551,698
Cintas Corp. No. 2
3.250%, 06/01/2022	2,000,000	2,039,742

		2,591,440

Computer Software & Services (0.77%)
Oracle Corp.
2.375%, 01/15/2019	1,000,000	1,021,444
Microsoft Corp.
4.000%, 02/08/2021	2,000,000	2,208,292
2.125%, 11/15/2022	2,000,000	1,944,980
Intel Corp.
2.700%, 12/15/2022	2,000,000	1,986,578

	Principal amount	Value
Corporate Bonds (Cont.)
Computer Software & Services (Cont.)
Microsoft Corp.
2.375%, 05/01/2023	$1,000,000	$984,670
Texas Instruments Inc.
2.250%, 05/01/2023	3,000,000	2,839,431
Oracle Corp.
3.625%, 07/15/2023	1,000,000	1,049,158
Google Inc.
3.375%, 02/25/2024	1,000,000	1,041,995

		13,076,548

Computers (0.35%)
International Business
Machines Corp.
5.700%, 09/14/2017	1,000,000	1,122,026
1.875%, 05/15/2019	3,000,000	2,999,151
1.625%, 05/15/2020	2,000,000	1,932,554

		6,053,731

Consumer & Marketing (1.54%)
Ecolab Inc.
4.875%, 02/15/2015	1,000,000	1,008,606
Procter & Gamble Co., The
3.150%, 09/01/2015	2,000,000	2,042,606
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,693,632
Danaher Corp.
5.625%, 01/15/2018	1,000,000	1,127,603
McDonald’s Corp.
5.350%, 03/01/2018	1,000,000	1,118,023
Unilever Capital Corp.
2.200%, 03/06/2019	1,000,000	1,015,014
Kimberly-Clark Corp.
1.900%, 05/22/2019	500,000	501,765
Unilever Capital Corp.
4.250%, 02/10/2021	3,000,000	3,334,755
McDonald’s Corp.
3.625%, 05/20/2021	2,000,000	2,152,200
2.625%, 01/15/2022	1,000,000	994,916
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	990,901
Colgate-Palmolive Co.
2.300%, 05/03/2022	2,000,000	1,972,742
1.950%, 02/01/2023	1,000,000	946,627
2.100%, 05/01/2023	2,000,000	1,909,884
NIKE Inc.
2.250%, 05/01/2023	1,500,000	1,451,442
Kimberly-Clark Corp.
2.400%, 06/01/2023	1,000,000	970,511
Procter & Gamble Co., The
3.100%, 08/15/2023	2,000,000	2,046,962

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
McDonald’s Corp.
3.250%, 06/10/2024	$1,000,000	$1,011,968

		26,290,157

Electronic/Electrical Manufacturing (0.28%)
Emerson Electric Co.
5.375%, 10/15/2017	1,000,000	1,115,120
5.250%, 10/15/2018	500,000	566,112
General Electric Co.
2.700%, 10/09/2022	1,000,000	995,508
Emerson Electric Co.
2.625%, 02/15/2023	1,000,000	983,820
General Electric Co.
3.375%, 03/11/2024	1,000,000	1,036,386

		4,696,946

Financial Services (0.47%)
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	536,444
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	541,988
5.400%, 02/15/2017	500,000	547,489
5.625%, 09/15/2017	500,000	558,624
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,500,000	1,680,736
General Electric Capital Corp.
5.625%, 05/01/2018	500,000	566,514
JPMorgan Chase & Co.
4.500%, 01/24/2022	1,000,000	1,097,519
General Electric Capital Corp.
3.150%, 09/07/2022	1,000,000	1,021,866
JPMorgan Chase & Co.
3.200%, 01/25/2023	1,000,000	1,003,630
3.625%, 05/13/2024	500,000	513,138

		8,067,948

Health Care (2.05%)
Baxter International Inc.
1.850%, 01/15/2017	1,000,000	1,016,334
Eli Lilly and Co.
5.200%, 03/15/2017	1,000,000	1,094,748
Amgen Inc.
5.850%, 06/01/2017	1,000,000	1,107,872
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,120,826
AstraZeneca PLC
5.900%, 09/15/2017	750,000	844,600
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,133,544
Baxter International Inc.
5.375%, 06/01/2018	2,000,000	2,237,386
Eli Lilly and Co.
1.950%, 03/15/2019	1,000,000	1,004,435
Pfizer Inc.
2.100%, 05/15/2019	1,000,000	1,011,370

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Amgen Inc.
2.200%, 05/22/2019	$1,000,000	$999,930
AstraZeneca PLC
1.950%, 09/18/2019	500,000	500,870
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	1,001,921
Medtronic Inc.
3.125%, 03/15/2022	2,000,000	2,015,892
Bristol-Myers Squibb Co.
2.000%, 08/01/2022	1,500,000	1,412,408
Baxter International Inc.
2.400%, 08/15/2022	1,000,000	956,084
Merck & Co. Inc.
2.400%, 09/15/2022	1,000,000	972,948
Novartis Capital Corp.
2.400%, 09/21/2022	2,000,000	1,974,150
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	1,000,000	986,564
Medtronic Inc.
2.750%, 04/01/2023	500,000	482,807
Merck & Co. Inc.
2.800%, 05/18/2023	3,000,000	2,990,169
Baxter International Inc.
3.200%, 06/15/2023	1,000,000	1,007,727
Pfizer Inc.
3.000%, 06/15/2023	2,000,000	2,010,674
Johnson & Johnson
3.375%, 12/05/2023	1,500,000	1,599,788
Medtronic Inc.
3.625%, 03/15/2024	1,000,000	1,024,510
Novartis Capital Corp.
3.400%, 05/06/2024	1,500,000	1,553,757
Pfizer Inc.
3.400%, 05/15/2024	1,000,000	1,030,714
Stryker Corp.
3.375%, 05/15/2024	1,000,000	1,009,586
Amgen Inc.
3.625%, 05/22/2024	1,000,000	1,009,501

		35,111,115

Machinery & Manufacturing (1.64%)
Cooper U.S. Inc.
5.450%, 04/01/2015	500,000	508,170
Eaton Corp.
5.300%, 03/15/2017	1,500,000	1,624,622
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	1,102,944
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,110,517
United Technologies Corp.
5.375%, 12/15/2017	1,500,000	1,682,540
Dover Corp.
5.450%, 03/15/2018	1,000,000	1,119,756
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	1,000,000	1,124,747

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
3M Co.
1.625%, 06/15/2019	$2,000,000	$1,983,823
John Deere Capital Corp.
2.800%, 03/04/2021	500,000	506,773
Caterpillar Inc.
3.900%, 05/27/2021	2,000,000	2,165,082
John Deere Capital Corp.
2.750%, 03/15/2022	1,000,000	1,000,386
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	1,002,768
United Technologies Corp.
3.100%, 06/01/2022	1,000,000	1,025,007
Deere & Co.
2.600%, 06/08/2022	2,000,000	1,981,262
Covidien International
3.200%, 06/15/2022	2,000,000	2,020,880
3M Co.
2.000%, 06/26/2022	1,500,000	1,449,222
Thermo Fisher Scientific Inc.
3.150%, 01/15/2023	1,000,000	981,513
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	978,229
Covidien International
2.950%, 06/15/2023	1,000,000	976,787
Honeywell International Inc.
3.350%, 12/01/2023	1,000,000	1,040,733
Caterpillar Inc.
3.400%, 05/15/2024	1,000,000	1,033,285
John Deere Capital Corp.
3.350%, 06/12/2024	1,500,000	1,537,726

		27,956,772

Media & Broadcasting (0.42%)
Walt Disney Co., The
6.000%, 07/17/2017	1,000,000	1,125,613
1.850%, 05/30/2019	2,000,000	1,997,292
Comcast Corp.
3.125%, 07/15/2022	2,000,000	2,045,130
Reed Elsevier Capital
3.125%, 10/15/2022	1,000,000	987,680
Comcast Corp.
3.600%, 03/01/2024	1,000,000	1,043,673

		7,199,388

Mining & Metals (0.56%)
BHP Billiton Finance USA Ltd.
5.250%, 12/15/2015	2,000,000	2,097,250
5.400%, 03/29/2017	500,000	548,278
Rio Tinto Finance USA PLC
2.250%, 12/14/2018	500,000	503,045
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	2,482,228
Rio Tinto Finance USA Ltd.
3.500%, 11/02/2020	500,000	520,287
BHP Billiton Finance USA Ltd.
3.250%, 11/21/2021	1,000,000	1,034,467

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (Cont.)
Alcoa Inc.
5.870%, 02/23/2022	$756,000	$837,962
Rio Tinto Finance USA PLC
2.875%, 08/21/2022	1,000,000	960,400
BHP Billiton Finance USA Ltd.
3.850%, 09/30/2023	500,000	524,847

		9,508,764

Oil & Gas (1.68%)
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	545,555
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,094,945
Total Capital International SA
1.550%, 06/28/2017	1,500,000	1,513,154
Marathon Oil Corp.
5.900%, 03/15/2018	1,000,000	1,122,573
ConocoPhillips
5.200%, 05/15/2018	1,000,000	1,117,087
Shell International Finance
1.900%, 08/10/2018	1,000,000	1,012,405
Total Capital SA
2.125%, 08/10/2018	1,000,000	1,015,705
Chevron Corp.
4.950%, 03/03/2019	3,000,000	3,380,760
BP Capital Markets PLC
4.750%, 03/10/2019	3,000,000	3,320,148
Exxon Mobil Corp.
1.819%, 03/15/2019	1,000,000	1,007,168
Shell International Finance
4.300%, 09/22/2019	1,000,000	1,104,634
Total Capital International SA
2.750%, 06/19/2021	1,000,000	1,010,066
Trans-Canada Pipelines
2.500%, 08/01/2022	2,000,000	1,925,476
Shell International Finance
2.375%, 08/21/2022	1,000,000	976,537
Chevron Corp.
2.355%, 12/05/2022	1,000,000	971,524
Total Capital International SA
2.700%, 01/25/2023	1,000,000	980,662
Occidental Petroleum Corp.
2.700%, 02/15/2023	2,000,000	1,930,604
Chevron Corp.
3.191%, 06/24/2023	1,000,000	1,027,038
Total Capital Canada Ltd.
2.750%, 07/15/2023	500,000	488,188
Schlumberger Investment
3.650%, 12/01/2023	1,000,000	1,049,396
Exxon Mobil Corp.
3.176%, 03/15/2024	2,000,000	2,083,394

		28,677,019

Retailers (1.22%)
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,039,638

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Home Depot Inc.
5.400%, 03/01/2016	$1,000,000	$1,059,697
Target Corp.
5.875%, 07/15/2016	1,300,000	1,405,135
Lowe’s Companies Inc.
5.400%, 10/15/2016	1,000,000	1,081,683
Target Corp.
5.375%, 05/01/2017	1,500,000	1,651,310
6.000%, 01/15/2018	500,000	567,734
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,142,894
Home Depot Inc.
2.250%, 09/10/2018	1,000,000	1,023,115
CVS Caremark Corp.
2.250%, 12/05/2018	1,000,000	1,014,063
Target Corp.
2.300%, 06/26/2019	1,000,000	1,010,764
Wal-Mart Stores Inc.
4.250%, 04/15/2021	2,000,000	2,210,508
TJX Companies Inc., The
2.750%, 06/15/2021	1,000,000	1,007,483
Lowe’s Companies Inc.
3.120%, 04/15/2022	1,000,000	1,028,091
Home Depot Inc.
2.700%, 04/01/2023	2,000,000	1,978,038
Wal-Mart Stores Inc.
2.550%, 04/11/2023	1,000,000	983,396
CVS Caremark Corp.
4.000%, 12/05/2023	1,000,000	1,056,878
Wal-Mart Stores Inc.
3.300%, 04/22/2024	500,000	517,426
Target Corp.
3.500%, 07/01/2024	1,000,000	1,029,246

		20,807,099

Telecom & Telecom Equipment (0.76%)
AT&T Inc.
2.375%, 11/27/2018	1,000,000	1,014,035
2.300%, 03/11/2019	1,000,000	1,012,147
Verizon Communications Inc.
4.500%, 09/15/2020	1,000,000	1,094,536
3.450%, 03/15/2021	1,000,000	1,035,639
AT&T Inc.
3.000%, 02/15/2022	3,000,000	2,985,723
Vodafone Group PLC
2.500%, 09/26/2022	1,000,000	942,375
Verizon Communications Inc.
2.450%, 11/01/2022	2,000,000	1,894,012
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	966,321
Cisco Systems Inc.
3.625%, 03/04/2024	1,000,000	1,043,246
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,053,226

		13,041,260

	Principal amount	Value
Corporate Bonds (Cont.)
Transportation (0.54%)
United Parcel Service Inc.
5.500%, 01/15/2018	$1,000,000	$1,122,911
Union Pacific Corp.
2.250%, 02/15/2019	1,000,000	1,019,678
Burlington North Santa Fe
3.050%, 09/01/2022	500,000	503,882
United Parcel Service Inc.
2.450%, 10/01/2022	2,000,000	1,959,520
Burlington North Santa Fe
3.000%, 03/15/2023	1,500,000	1,489,208
Union Pacific Corp.
2.750%, 04/15/2023	1,000,000	993,148
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,056,495
Burlington North Santa Fe
3.750%, 04/01/2024	1,000,000	1,043,529

		9,188,371

Utilities & Energy (3.39%)
Commonwealth Edison Co.
4.700%, 04/15/2015	1,000,000	1,015,379
Georgia Power Co.
5.250%, 12/15/2015	2,000,000	2,095,166
Union Electric Co.
5.400%, 02/01/2016	2,000,000	2,104,890
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,087,758
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,110,985
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	560,410
NSTAR Electric Co.
5.625%, 11/15/2017	1,500,000	1,681,370
Northern States Power Co.
5.250%, 03/01/2018	1,000,000	1,120,804
PECO Energy Co.
5.350%, 03/01/2018	1,000,000	1,120,917
Commonwealth Edison Co.
5.800%, 03/15/2018	500,000	567,556
Ameren Union Electric
6.000%, 04/01/2018	1,000,000	1,116,782
Consolidated Edison Co. NY
5.850%, 04/01/2018	500,000	571,620
Duke Energy Carolinas
5.100%, 04/15/2018	1,000,000	1,119,437
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	561,496
2.300%, 09/15/2018	1,000,000	1,023,675
MidAmerican Energy Co.
2.400%, 03/15/2019	1,500,000	1,530,904
Public Service Electric and Gas Co.
1.800%, 06/01/2019	1,000,000	996,072
Kentucky Utilities
3.250%, 11/01/2020	500,000	524,085

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Southern California Edison Co.
3.875%, 06/01/2021	$2,000,000	$2,170,936
San Diego Gas & Electric Co.
3.000%, 08/15/2021	500,000	513,168
Carolina Power & Light Co.
2.800%, 05/15/2022	2,000,000	2,000,816
Consumers Energy Co.
2.850%, 05/15/2022	1,000,000	1,000,407
Georgia Power Co.
2.850%, 05/15/2022	1,000,000	1,005,091
Detroit Edison Co.
2.650%, 06/15/2022	500,000	493,804
CenterPoint Energy Houston LLC
2.250%, 08/01/2022	1,000,000	960,703
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	1,000,000	999,815
Northern States Power Co.
2.150%, 08/15/2022	500,000	479,342
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	967,620
Ameren Illinois Co.
2.700%, 09/01/2022	1,000,000	991,421
PPL Electric Utilities
2.500%, 09/01/2022	1,000,000	986,614
PECO Energy Co.
2.375%, 09/15/2022	500,000	486,118
Public Service Company of Colorado
2.250%, 09/15/2022	1,000,000	958,784
Tampa Electric Co.
2.600%, 09/15/2022	500,000	488,792
NSTAR Electric Co.
2.375%, 10/15/2022	500,000	489,159
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	974,767
Virginia Electric & Power Co.
2.750%, 03/15/2023	1,000,000	992,473
Northern States Power Co.
2.600%, 05/15/2023	1,000,000	982,165
Public Service Electric and Gas Co.
2.375%, 05/15/2023	2,000,000	1,930,002
Florida Power & Light Co.
2.750%, 06/01/2023	2,000,000	1,988,924
Pacificorp
2.950%, 06/01/2023	1,000,000	1,005,440
Pacific Gas & Electric
3.250%, 06/15/2023	1,000,000	1,007,889
Consumers Energy Co.
3.375%, 08/15/2023	1,000,000	1,032,857
Laclede Gas Co.
3.400%, 08/15/2023	1,000,000	1,034,096
Duke Energy Ohio Inc.
3.800%, 09/01/2023	1,000,000	1,064,761
San Diego Gas & Electric Co.
3.600%, 09/01/2023	2,000,000	2,108,372

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Public Service Company of New Hampshire
3.500%, 11/01/2023	$500,000	$521,308
Delmarva Power & Light Co.
3.500%, 11/15/2023	1,000,000	1,041,187
Alabama Power Co.
3.550%, 12/01/2023	1,000,000	1,053,784
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	1,029,110
DTE Electric Co.
3.650%, 03/15/2024	2,000,000	2,110,610
Potomac Electric Power Co.
3.600%, 03/15/2024	1,000,000	1,048,076
Florida Power & Light Co.
3.250%, 06/01/2024	1,000,000	1,025,204
DTE Electric Co.
3.375%, 03/01/2025	1,000,000	1,029,949

		57,882,870

Total Corporate Bonds
(cost $313,448,530)		324,365,962

Foreign Government Bonds (0.16%)
Province of New Brunswick (Canada)
5.200%, 02/21/2017	2,500,000	2,741,755

Total Foreign Government Bonds
(cost $2,497,513)		2,741,755

Government Agency Securities (b) (1.89%)
Agency Commercial Mortgage-Backed Securities (1.61%)
Federal Home Loan Mortgage Corp.
2.789%, 01/25/2022	10,000,000	10,273,990
2.839%, 10/25/2022	9,632,229	10,024,703
Federal National Mortgage Association
2.715%, 02/25/2022	7,000,000	7,117,502

		27,416,195

Agency Notes & Bonds (0.28%)
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,116,160
1.750%, 10/15/2018	1,500,000	1,524,543
3.875%, 02/15/2021	2,000,000	2,209,144

		4,849,847

Total Government Agency Securities
(cost $31,429,092)		32,266,042

U.S. Treasury Obligations (14.60%)
U.S. Treasury Notes
4.000%, 02/15/2015	15,000,000	15,121,875
4.125%, 05/15/2015	20,000,000	20,373,440
4.500%, 02/15/2016	15,000,000	15,773,430
5.125%, 05/15/2016	20,000,000	21,410,940
4.625%, 02/15/2017	20,000,000	21,775,000

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
3.250%, 03/31/2017	$5,000,000	$5,302,735
3.500%, 02/15/2018	15,000,000	16,188,285
3.750%, 11/15/2018	10,000,000	10,968,750
3.125%, 05/15/2019	10,000,000	10,744,530
3.625%, 08/15/2019	10,000,000	10,985,940
3.375%, 11/15/2019	10,000,000	10,891,410
3.625%, 02/15/2020	10,000,000	11,035,940
3.500%, 05/15/2020	20,000,000	21,960,940
3.625%, 02/15/2021	10,000,000	11,081,250
2.000%, 11/15/2021	25,000,000	25,169,925
2.500%, 08/15/2023	10,000,000	10,325,000
2.750%, 11/15/2023	10,000,000	10,518,750

Total U.S. Treasury Obligations
(cost $235,848,507)		249,628,140

	Shares	Value
Short-term Investments (1.49%)
JPMorgan U.S. Government Money Market Fund	25,458,812	$25,458,812

Total Short-term Investments
(cost $25,458,812)		25,458,812

TOTAL INVESTMENTS (99.51%)
(cost $905,859,043)		1,700,764,487
OTHER ASSETS, NET OF LIABILITIES (0.49%)		8,428,520

NET ASSETS (100.00%)		$1,709,193,007

(a)	Non-income producing security.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

ADR - American Depositary Receipt

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2014

	Principal amount	Value
U.S. Treasury Obligations (92.97%)
U.S. Treasury Notes
4.000%, 02/15/2015	$5,000,000	$5,040,625
4.125%, 05/15/2015	5,000,000	5,093,360
1.750%, 07/31/2015	10,000,000	10,109,380
4.250%, 08/15/2015	20,000,000	20,585,940
2.625%, 02/29/2016	10,000,000	10,298,440
2.625%, 04/30/2016	20,000,000	20,671,880
1.500%, 06/30/2016	8,000,000	8,150,624
1.000%, 10/31/2016	10,000,000	10,106,250
3.000%, 02/28/2017	10,000,000	10,535,940
2.375%, 07/31/2017	10,000,000	10,419,530
1.875%, 08/31/2017	10,000,000	10,284,380
1.875%, 09/30/2017	10,000,000	10,282,810
1.875%, 10/31/2017	10,000,000	10,285,940
2.250%, 11/30/2017	10,000,000	10,392,190
2.750%, 12/31/2017	12,500,000	13,181,638
2.625%, 01/31/2018	12,000,000	12,612,192
2.750%, 02/28/2018	10,000,000	10,554,690
2.875%, 03/31/2018	10,000,000	10,600,780
2.625%, 04/30/2018	10,000,000	10,521,880
2.375%, 05/31/2018	10,000,000	10,436,720
2.375%, 06/30/2018	10,000,000	10,435,940
2.250%, 07/31/2018	10,000,000	10,389,060
1.375%, 11/30/2018	10,000,000	10,042,190
1.375%, 12/31/2018	10,000,000	10,029,690
1.250%, 01/31/2019	10,000,000	9,967,970
1.375%, 02/28/2019	10,000,000	10,009,380
1.500%, 03/31/2019	10,000,000	10,054,690
1.125%, 05/31/2019	10,000,000	9,879,690
1.250%, 10/31/2019	15,000,000	14,830,080
1.375%, 01/31/2020	10,000,000	9,906,250
1.125%, 04/30/2020	5,000,000	4,871,095
1.875%, 06/30/2020	10,000,000	10,119,530

Total U.S. Treasury Obligations
(cost $338,162,649)		340,700,754

	Shares	Value
Short-term Investments (6.48%)
JPMorgan U.S. Government Money Market Fund	23,748,183	$23,748,183

Total Short-term Investments
(cost $23,748,183)		23,748,183

TOTAL INVESTMENTS (99.45%)
(cost $361,910,832)		364,448,937
OTHER ASSETS, NET OF LIABILITIES (0.55%)		2,024,486

NET ASSETS (100.00%)		$366,473,423

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (94.81%)
Alabama (1.51%)
City of Phenix City, General Obligation Warrants, Series 2010-B	5.000%	02/01/2019	AA-	$1,030,000	$1,180,710
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2019	AA-	1,145,000	1,286,774
Board of Education of the City of Hoover, Capital Outlay Warrants, Series 2005	3.500%	02/15/2026	Aa2	985,000	986,152
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	Aa2	2,540,000	2,922,778
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	Aa2	1,500,000	1,721,475
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2029	A1	1,620,000	1,828,381

					9,926,270

Alaska (1.80%)
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996 (Escrowed to maturity) (b)	6.500%	12/01/2014	NR	2,000,000	2,000,000
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	2,075,819
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	585,000	629,138
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	295,000	317,258
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AAA	1,000,000	1,093,650
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	645,000	696,368
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	1,110,000	1,198,400
Municipality of Anchorage, Alaska, 2005 General Obligation Bonds, Series F (General Purpose) (Prerefunded to 09-01-2015 @ 100) (b)	4.125%	09/01/2023	Aa2	1,000,000	1,029,790
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A	5.500%	07/01/2025	Aa2	1,190,000	1,399,809
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2031	AA+	1,225,000	1,408,591

					11,848,823

Arizona (5.21%)
Maricopa County, Arizona, Cave Creek Unified School District No. 93, School Improvement Bonds, Project of 2000, Series C (2006)	4.250%	07/01/2015	A+	525,000	536,902
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2016	Aa2	450,000	475,893
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	A+	500,000	548,815
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2019	BBB+	4,180,000	4,667,639
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2020	Aa2	1,965,000	2,300,661
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2021	A+	500,000	572,840
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	2,500,000	2,717,425
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2021	Aa2	1,000,000	1,076,050
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,000,000	1,081,380
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2022	Aa2	570,000	609,889
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2022	AA-	500,000	603,805
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	3.000%	07/01/2022	AA-	495,000	528,561
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2022	Aa2	1,000,000	1,193,670
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2023	A+	1,000,000	1,143,310
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,177,280
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2023	Aa2	930,000	985,660
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series B (2013)	3.000%	07/01/2023	Aa2	1,255,000	1,331,066

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Pima County, Arizona, General Obligation Bonds, Series 2009A	4.000%	07/01/2023	AA-	$1,500,000	$1,614,240
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2023	AA-	1,060,000	1,279,240
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2023	AA-	1,705,000	1,880,155
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A	5.000%	01/01/2024	AA	1,500,000	1,683,345
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2024	A+	1,000,000	1,141,420
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2024	Aa2	1,165,000	1,275,663
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2026	A+	555,000	654,939
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,000,000	2,203,000
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2027	A+	400,000	469,348
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Revenue Bonds, 2009 Series A	5.000%	01/01/2032	AA	500,000	563,050

					34,315,246

Arkansas (3.07%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	3.000%	11/15/2019	AA-	1,390,000	1,475,429
Little Rock School District of Pulaski County, Arkansas, Refunding Bonds	3.000%	02/01/2020	NR	1,250,000	1,265,988
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds (Prerefunded to 02-01-2015 @ 100) (b)	4.000%	02/01/2021	NR	1,515,000	1,524,317
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A	4.500%	06/01/2021	Aa3	1,320,000	1,432,517
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.125%	10/01/2022	Aa3	100,000	114,599
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.000%	02/01/2023	NR	675,000	689,749
State of Arkansas, General Obligation Four-Lane Highway Construction and Improvement Bonds, Series 2013	3.500%	06/15/2023	AA	6,000,000	6,537,064
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.250%	10/01/2024	Aa3	335,000	384,654
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.000%	06/01/2025	Aa2	2,000,000	2,129,060
City of Fort Smith, Arkansas, Water and Sewer Refunding and Construction Revenue Bonds, Series 2008	5.250%	10/01/2028	A	1,500,000	1,709,055
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2028	Aa2	365,000	432,335
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2030	NR	1,000,000	1,038,750
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.500%	10/01/2030	Aa3	500,000	576,945
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2030	Aa2	785,000	918,725

					20,229,187

California (2.85%)
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	AA	1,515,000	1,563,632
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.500%	05/01/2021	AA	740,000	810,182
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.625%	05/01/2022	AA	770,000	843,520
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa3	1,160,000	1,271,047
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1	2,900,000	2,989,175
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2023	AA	810,000	888,983
Kern High School District (Kern County, California), General Obligation Bonds, 2004 Election, Series C (Prerefunded to 08-01-2015 @ 100) (b)	4.750%	08/01/2023	A+	1,685,000	1,736,308

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa3	$1,435,000	$1,571,182
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2024	AA	845,000	924,455
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008	4.750%	08/01/2025	AAA	575,000	645,690
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.000%	08/01/2025	AA	1,115,000	1,230,692
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2026	AA	1,275,000	1,426,036
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A	5.250%	08/01/2026	Aa1	1,555,000	1,802,323
Santa Clara Unified School District (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	4.875%	07/01/2027	AA	1,000,000	1,064,900

					18,768,125

Colorado (2.54%)
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2015	Aa2	510,000	532,210
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	AA+	1,705,000	1,739,799
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B (Prerefunded to 11-15-2015 @ 100) (b)	4.750%	11/15/2019	Aa2	600,000	626,076
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	3.000%	12/15/2021	Aa2	205,000	218,805
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	AA-	3,000,000	3,598,620
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2023	AA	3,300,000	3,451,239
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2025	Aa2	1,500,000	1,676,985
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2026	Aa2	1,465,000	1,634,530
Gunnison Watershed School District RE-1J, (Gunnison and Saguache Counties, Colorado), General Obligation Refunding Bonds, Series 2014	4.000%	12/01/2031	Aa2	1,000,000	1,067,970
City of Aurora, Colorado, First-Lien Water Improvement Revenue Bonds, Series 2007A	5.000%	08/01/2032	Aa2	2,000,000	2,187,400

					16,733,634

Connecticut (2.01%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	5.000%	06/15/2020	Aaa	500,000	567,395
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa2	525,000	583,044
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2021	Aa1	125,000	131,869
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa2	500,000	548,745
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa3	1,900,000	2,042,709
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2022	Aa1	600,000	627,072
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	1,550,000	1,544,513
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.000%	02/01/2023	Aa1	1,550,000	1,529,230
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2023	AAA	620,000	644,440
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.250%	02/01/2024	Aa1	2,000,000	1,993,400
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2024	Aaa	1,000,000	1,062,970
State of Connecticut Health and Education Facilities Authority Revenue Bonds, Yale University Issue Series T-1	4.700%	07/01/2029	Aaa	1,800,000	1,953,684

					13,229,071

Delaware (0.17%)
State of Delaware, General Obligation Bonds, Series 2007A (Prerefunded to 05-01-2015 @ 100) (b)	4.250%	05/01/2021	Aaa	1,125,000	1,144,282

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Florida (5.66%)
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2018	A+	$1,000,000	$1,130,900
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa2	2,025,000	2,125,400
JEA Florida, Water and Sewer System Revenue Bonds, 2010 Series D (Prerefunded to 10-01-2015 @ 100) (b)	3.600%	10/01/2020	Aa2	1,220,000	1,254,599
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa2	1,390,000	1,623,492
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2021	Aa1	1,170,000	1,298,349
State of Florida, State Board of Education, Public Education Capital Outlay Bonds 2004 Series D	4.375%	06/01/2021	Aa1	1,000,000	1,063,660
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	3,500,000	3,708,180
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	A+	600,000	692,160
Orlando Utilities Commission, Utility System Revenue Refunding Bonds, Series 2006	4.750%	10/01/2021	Aa2	1,000,000	1,074,750
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa2	1,455,000	1,594,578
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2022	Aa1	1,215,000	1,340,084
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.375%	06/01/2022	NR	1,500,000	1,604,430
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2022	Aa2	365,000	436,091
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	09/01/2023	Aa1	1,290,000	1,411,092
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2023	Aa2	200,000	237,128
City of Hollywood, Florida, General Obligation Bonds, Series 2005	5.000%	06/01/2024	A1	3,000,000	3,064,770
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.250%	07/01/2024	Aa3	2,500,000	2,644,550
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	2,000,000	2,375,040
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa3	2,485,000	2,945,123
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A	5.000%	10/01/2026	Aa2	2,000,000	2,272,200
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2026	Aa3	400,000	472,164
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C	4.750%	06/01/2029	AAA	1,210,000	1,245,465
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C (Economically Defeased to 06-01-2015 @ 101) (b)	4.750%	06/01/2029	NR	790,000	815,367
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2032	Aa3	750,000	862,410

					37,291,982

Georgia (1.75%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	Aa2	200,000	215,422
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	Aa2	250,000	278,190
Fayette County, Georgia, Water Revenue Bond, Series 2009	5.000%	10/01/2021	Aa2	1,790,000	2,087,033
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,181,320
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa3	1,660,000	1,954,036
Fayette County, Georgia, Water Revenue Bond, Series 2009	4.375%	10/01/2024	Aa2	750,000	838,162
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008	5.625%	01/01/2028	AA-	1,000,000	1,168,610
Forsyth County, Georgia, General Obligation Bonds, Series 2008A	5.000%	03/01/2028	Aaa	1,000,000	1,143,830
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	A1	2,300,000	2,683,111

					11,549,714

Hawaii (0.79%)
City and County of Honolulu, General Obligation Bonds, Series 2005F (Prerefunded to 07-01-2015 @ 100) (b)	5.000%	07/01/2026	Aa1	2,140,000	2,199,663
State of Hawaii Highway Revenue Bonds Series 2008	5.750%	01/01/2027	Aa2	2,000,000	2,331,520
County of Hawaii, General Obligation Bonds, 2013 Series A	5.000%	09/01/2031	AA-	575,000	668,587

					5,199,770

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Idaho (0.17%)
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007 (Prerefunded to 08-01-2017 @ 100) (b)	4.625%	08/01/2022	AA	$1,000,000	$1,106,370

Illinois (2.20%)
Community Unit School District Number 200-U Will County, Illinois (Prerefunded to 11-01-2015 @ 100) (b)	5.000%	11/01/2019	A1	1,650,000	1,722,518
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A (Prerefunded to 07-01-2015 @ 100) (b)	4.125%	01/01/2020	Aa3	5,000,000	5,115,600
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2020	Aa2	1,360,000	1,365,154
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds Series B of 2006	4.375%	12/01/2020	Aa1	1,465,000	1,570,539
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2022	AA-	1,200,000	1,405,488
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2023	AA-	2,000,000	2,338,400
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005 (Prerefunded to 01-01-2015 @ 100) (b)	5.000%	01/01/2024	Aa2	130,000	130,493
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2024	Aa2	870,000	873,297

					14,521,489

Indiana (1.98%)
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A (Prerefunded to 07-15-2015 @ 100) (b)	5.000%	07/15/2018	AA-	1,665,000	1,714,534
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.800%	07/15/2019	AA-	230,000	242,549
City of Bloomington, Indiana, Waterworks Revenue Bonds of 2011, Series B	3.500%	07/01/2020	AA-	910,000	957,092
Lebanon Middle School Building Corporation, Lebanon, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2011	4.000%	07/10/2020	A+	2,075,000	2,263,970
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.000%	07/15/2020	AA-	245,000	259,592
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2020	Aa3	2,075,000	2,386,063
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2022	Aa3	500,000	572,185
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.000%	07/01/2022	Aa2	185,000	201,263
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2023	Aa3	1,060,000	1,211,230
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	215,000	235,500
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.375%	07/01/2024	Aa2	210,000	230,800
The Trustees of Ivy Tech Community College of Indiana, Ivy Tech Community College Student Fee Bonds, Series K	5.000%	07/01/2024	AA-	1,000,000	1,067,020
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,530,000	1,707,664

					13,049,462

Iowa (2.23%)
City of Des Moines, Iowa, General Obligation Bonds, Series 2007C Urban Renewal	4.000%	06/01/2015	Aa2	990,000	1,008,780
Board of Regents, State of Iowa, Utility System Revenue Bonds, Series S.U.I. 2006 (Escrowed to maturity) (b)	4.000%	11/01/2015	Aa1	975,000	1,008,979
Black Hawk County, Iowa, General Obligation Bonds, Series 2008B	4.600%	06/01/2018	Aa2	520,000	530,910
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2019	Aa2	1,190,000	1,304,121
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2022	Aa2	1,350,000	1,455,381
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2025	AA	1,775,000	1,968,156
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2026	AA	1,750,000	1,935,920
Ankeny Community School District Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2027	Aa3	2,000,000	2,186,740
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.750%	07/01/2027	AA	1,950,000	2,169,940
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2028	Aa2	1,000,000	1,140,810

					14,709,737

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kansas (3.28%)
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa	$2,000,000	$2,044,300
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005 (Prerefunded to 10-01-2015 @ 100) (b)	5.000%	10/01/2018	Aa3	540,000	561,794
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005 (Prerefunded to 10-01-2015 @ 100) (b)	5.000%	10/01/2018	Aa3	370,000	384,774
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.500%	09/01/2022	Aaa	1,000,000	1,107,730
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	2,010,000	2,015,487
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007	4.500%	11/01/2022	Aa2	890,000	976,455
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.500%	09/01/2023	Aaa	1,615,000	1,788,984
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.625%	09/01/2024	Aaa	1,895,000	2,105,591
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A	5.000%	10/01/2024	AA-	2,000,000	2,309,640
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.500%	09/01/2025	Aaa	1,115,000	1,240,214
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2005C (Prerefunded to 10-01-2015 @ 101) (b)	5.000%	10/01/2025	AA-	1,240,000	1,301,901
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2026	Aaa	2,220,000	2,496,390
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Improvement and Refunding Bonds, Series 2013C	4.500%	09/01/2028	Aa2	3,000,000	3,293,940

					21,627,200

Kentucky (1.69%)
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aa2	1,275,000	1,351,972
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2018	Aa3	2,040,000	2,207,606
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.500%	11/01/2020	Aa1	1,565,000	1,687,978
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	Aa3	1,780,000	1,951,503
Louisville and Jefferson County Metropolitan Sewer District, (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 2007A	5.000%	05/15/2024	Aa3	1,500,000	1,678,170
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.250%	11/01/2025	Aa1	1,000,000	1,073,820
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.000%	02/01/2028	Aa3	1,110,000	1,199,355

					11,150,404

Louisiana (0.27%)
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	A+	1,340,000	1,359,457
Caddo Parish, Louisiana, General Obligation Bonds Series 2007 (Prerefunded to 02-01-2017 @ 100) (b)	4.500%	02/01/2020	Aa2	405,000	440,324

					1,799,781

Maine (0.60%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa2	100,000	110,108
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa2	3,515,000	3,860,700

					3,970,808

Maryland (1.35%)
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005 (Prerefunded to 10-01-2015 @ 100) (b)	4.000%	10/01/2017	Aaa	455,000	469,601

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Maryland (Cont.)
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	$2,000,000	$2,047,620
Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, 2012 Series A	4.000%	02/15/2026	Aaa	2,075,000	2,252,205
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A	4.625%	04/01/2026	Aa1	2,140,000	2,370,970
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A	5.000%	03/01/2027	Aa2	1,500,000	1,731,120

					8,871,516

Massachusetts (0.70%)
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A	5.000%	06/01/2034	Aaa	2,000,000	2,286,420
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	Aa1	2,000,000	2,319,020

					4,605,440

Michigan (3.71%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2018	Aa2	500,000	548,940
Board of Trustees of Northern Michigan University, General Revenue Bonds, Series 2008A	5.000%	12/01/2018	A	440,000	500,592
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	1,000,000	1,092,130
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2021	Aa2	425,000	499,116
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2022	Aa2	2,000,000	2,183,740
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	Aa2	700,000	759,836
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	A+	275,000	323,680
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	Aa2	450,000	528,993
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2023	A+	1,485,000	1,600,964
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2023	A+	400,000	468,188
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2024	A+	600,000	699,540
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	A+	1,880,000	2,187,023
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2025	A+	700,000	756,546
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	Aa2	1,260,000	1,483,990
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	1,290,000	1,374,366
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa2	2,300,000	2,451,777
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	3,850,000	4,134,246
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax) (c)	5.000%	05/01/2027	A+	1,000,000	1,168,260
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	750,000	789,090

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax) (c)	5.000%	05/01/2028	A+	$765,000	$889,618

					24,440,635

Minnesota (0.67%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa3	2,720,000	3,279,966
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,138,460

					4,418,426

Mississippi (1.95%)
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa2	2,000,000	2,105,660
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	A2	1,000,000	1,029,150
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.375%	08/01/2019	Aa2	475,000	515,812
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.375%	08/01/2019	Aa2	525,000	570,108
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.500%	08/01/2020	Aa2	500,000	545,420
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.500%	08/01/2020	Aa2	400,000	436,336
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	AA-	1,000,000	1,156,180
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2022	AA-	2,480,000	2,810,857
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2025	NR	2,290,000	2,546,159
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2026	NR	1,000,000	1,109,470

					12,825,152

Missouri (3.15%)
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation Refunding Bonds, Series 2005	4.500%	03/01/2019	Aa1	1,850,000	1,868,222
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A	4.500%	01/01/2021	Aaa	1,060,000	1,155,305
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B	4.200%	01/15/2021	Aaa	530,000	561,869
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	3.500%	03/01/2022	Aa1	445,000	490,430
City of Ladue School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	1,455,000	1,591,115
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2024	Aa1	2,050,000	2,292,884
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	3,000,000	3,359,100
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008	4.750%	03/01/2027	Aa1	5,750,000	6,331,842
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008	5.000%	03/01/2028	AA	2,000,000	2,226,880
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program)	5.000%	03/01/2031	A+	750,000	844,740

					20,722,387

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Montana (0.08%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	AA	$490,000	$503,328

Nebraska (2.92%)
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005 (Prerefunded to 11-15-2015 @ 100) (b)	4.500%	11/15/2018	Aa2	2,140,000	2,228,960
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005 (Prerefunded to 11-15-2015 @ 100) (b)	4.500%	11/15/2019	Aa2	2,140,000	2,228,960
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aa2	1,565,000	1,667,993
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,414,962
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2023	AA-	1,560,000	1,806,823
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa1	3,000,000	3,277,890
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2026	AA-	1,925,000	2,168,763
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2029	AA-	730,000	770,698
Hall County School District 0002, in the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014 (c)	5.000%	12/15/2030	AA-	700,000	826,504
Nebraska Public Power District, General Revenue Bonds, 2014 Series A	5.000%	01/01/2031	A	1,900,000	2,165,335
Hall County School District 0002, in the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014 (c)	5.000%	12/15/2032	AA-	565,000	661,739

					19,218,627

New Hampshire (0.55%)
City of Concord, New Hampshire, General Obligation Bonds, Capital Improvement Bonds, Series A	4.750%	07/15/2016	Aa1	400,000	411,184
City of Concord, New Hampshire, General Obligation Bonds, Capital Improvement Bonds, Series A (Prerefunded to 07-15-2015 @ 100) (b)	4.750%	07/15/2016	NR	115,000	118,208
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	AA	1,405,000	1,493,810
New Hampshire Municipal Bond Bank Series B Bonds	4.750%	08/15/2023	A1	1,500,000	1,621,020

					3,644,222

New Jersey (2.63%)
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.500%	11/01/2018	AA	1,410,000	1,489,806
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	1,900,000	1,994,354
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2019	Aa2	1,540,000	1,726,771
The Board of Education of the Township of Millstone, in the County of Monmouth, New Jersey, School District Refunding Bonds, Series 2011	5.000%	07/15/2020	A+	1,075,000	1,233,186
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2020	AA	315,000	328,800
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa2	750,000	830,198
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,867,832
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2021	AA	685,000	712,804
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aa2	1,240,000	1,314,946
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2022	AA+	750,000	836,220
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2022	AA	600,000	620,820

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Jersey (Cont.)
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	4.000%	12/15/2023	AA	$465,000	$509,445
The Board of Education, of the Somerset Hills School District, in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2024	Aa1	2,345,000	2,600,910
Township of Moorestown, in the County of Burlington, New Jersey, General Obligation Bonds Consisting of General Improvement Bonds and Water-Sewer Utility Bonds	4.000%	01/15/2030	Aa2	1,140,000	1,234,369

					17,300,461

New Mexico (2.93%)
State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010B	4.000%	06/15/2019	Aa1	3,500,000	3,934,420
Las Cruces School District No. 2, General Obligation School Bonds, Series 2011A	4.000%	08/01/2021	Aa2	1,500,000	1,649,655
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005 (Prerefunded to 05-15-2015 @ 100) (b)	5.000%	05/15/2022	AA-	1,365,000	1,394,894
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	AA	2,000,000	2,094,920
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005 (Prerefunded to 05-15-2015 @ 100) (b)	5.000%	05/15/2023	AA-	1,320,000	1,348,908
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2023	Aa1	2,450,000	2,680,251
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds Series 2008B (Prerefunded to 08-01-2016 @ 100) (b)	4.500%	08/01/2023	AA	2,000,000	2,136,660
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005 (Prerefunded to 07-01-2015 @ 100) (b)	4.400%	07/01/2024	Aa2	1,000,000	1,024,420
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2026	AA	675,000	726,124
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2027	AA	700,000	752,465
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2028	AA	725,000	774,206
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2029	AA	750,000	797,385

					19,314,308

New York (3.41%)
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B (Economically Defeased to 06-15-2015 @ 100) (b)	4.000%	06/15/2017	Aa3	1,000,000	1,020,840
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	AA	1,730,000	1,797,453
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B (Prerefunded to 10-01-2015 @ 100) (b)	5.000%	04/01/2019	NR	270,000	280,735
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2020	Aa2	1,665,000	1,762,935
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2009	3.000%	04/15/2020	AA	825,000	851,450
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2020	Aa3	695,000	729,576
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2020	AA	410,000	437,835
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2021	Aa3	625,000	655,706
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	A3	3,000,000	3,262,320
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2022	Aa2	1,265,000	1,381,861
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2023	AA	465,000	494,467
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2023	Aa2	1,615,000	1,761,206
Miller Place Union Free School District, In the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2026	Aa2	460,000	487,342
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	Aa3	1,000,000	1,106,900
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	3,000,000	3,513,780

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (Cont.)
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa2	$2,500,000	$2,891,675

					22,436,081

North Carolina (1.53%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2019	Aaa	1,000,000	1,080,030
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006	4.375%	07/01/2019	Aa1	855,000	908,822
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B	5.000%	03/01/2022	Aa2	1,000,000	1,144,710
County of Pender, North Carolina, General Obligation School Bonds, Series 2007	4.375%	03/01/2022	AA-	545,000	582,823
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,117,670
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,095,030
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2024	Aa2	1,555,000	1,703,860
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,105,320
Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Refunding Bonds, Series 2013	4.000%	07/01/2027	Aa2	1,210,000	1,318,089

					10,056,354

North Dakota (0.16%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,069,350

Ohio (2.97%)
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,669,886
State of Ohio, Common Schools General Obligation Bonds, Series 2005C (Prerefunded to 06-15-2015 @ 100) (b)	4.300%	06/15/2021	Aa1	2,000,000	2,044,020
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,220,830
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.300%	11/01/2023	AA-	2,840,000	3,092,902
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A	4.000%	12/01/2024	Aaa	2,155,000	2,417,070
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,000,000	2,081,300
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,430,000	1,653,452
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A	5.000%	11/01/2028	AA-	1,000,000	1,158,200
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2029	Aa3	800,000	931,072
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2030	Aa3	1,335,000	1,548,053
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A	5.000%	11/01/2032	AA-	1,500,000	1,713,240

					19,530,025

Oklahoma (1.18%)
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AAA	1,230,000	1,329,630
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,739,875
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.625%	05/01/2025	AA	1,485,000	1,589,514
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,835,000	2,142,876

					7,801,895

44	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oregon (1.95%)
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aa2	$2,135,000	$2,190,190
State of Oregon Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program) 2007 Series C	4.625%	07/01/2020	Aa2	95,000	98,936
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,000,000	1,103,700
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,500,000	1,691,055
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aaa	1,330,000	1,445,018
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2025	Aa1	745,000	876,604
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2026	Aa1	670,000	788,356
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2027	Aa1	750,000	882,488
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009	4.625%	06/01/2028	AA	1,335,000	1,462,626
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	AA	2,000,000	2,288,660

					12,827,633

Pennsylvania (2.25%)
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	NR	1,030,000	1,032,606
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	NR	1,000,000	1,002,300
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds Series of 2006	4.375%	11/15/2021	Aaa	2,300,000	2,433,906
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aa2	1,605,000	1,760,268
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aa2	2,505,000	2,718,902
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2027	AA	2,200,000	2,563,110
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,733,895
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014	5.000%	11/15/2031	AA	1,365,000	1,589,379

					14,834,366

Rhode Island (0.17%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2023	Aa2	1,000,000	1,109,670

South Carolina (1.89%)
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007	5.000%	07/01/2022	A1	1,000,000	1,098,310
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2023	AA-	2,315,000	2,615,441
School District No. 1 of Richland County, South Carolina, General Obligation Refunding Bonds, Series 2011A	4.000%	03/01/2023	AA-	1,675,000	1,881,963
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,035,000	1,162,885
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B (Prerefunded to 03-01-2017 @ 100) (b)	4.450%	03/01/2025	Aa2	1,000,000	1,088,280
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3	800,000	888,768
University of South Carolina, Higher Education Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa2	1,130,000	1,258,255

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
South Carolina (Cont.)
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2030	A1	$2,160,000	$2,469,982

					12,463,884

South Dakota (0.04%)
Harrisburg School District 41-2, South Dakota, General Obligation Bonds, Series 2012	3.000%	07/15/2022	AA-	250,000	258,595

Tennessee (2.77%)
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2021	Aa2	1,050,000	1,148,018
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2022	Aa2	655,000	697,221
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A	4.500%	05/15/2022	AA+	2,760,000	3,184,598
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2023	Aa2	670,000	707,118
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B (Prerefunded to 05-01-2018 @ 100) (b)	4.750%	05/01/2023	AA	2,000,000	2,271,100
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	Aa2	2,000,000	2,215,680
State of Tennessee, General Obligation Bonds, 2007 Series A (Prerefunded to 10-01-2015 @ 100) (b)	4.400%	10/01/2023	AA+	1,050,000	1,087,170
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2025	AA+	1,000,000	1,114,590
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AAA	2,000,000	2,157,660
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2028	Aa2	725,000	781,216
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2029	Aa2	750,000	804,532
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2030	Aa2	775,000	828,560
Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014	5.000%	09/01/2031	AA	1,065,000	1,246,710

					18,244,173

Texas (3.75%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2019	Aaa	1,000,000	1,170,690
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A (Prerefunded to 02-15-2016 @ 100) (b)	5.000%	02/15/2020	AA+	1,535,000	1,621,728
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007 (Prerefunded to 02-15-2017 @ 100) (b)	4.750%	02/15/2021	Aa2	490,000	536,182
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,107,150
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007 (Prerefunded to 02-15-2017 @ 100) (b)	4.750%	02/15/2022	Aa2	470,000	514,298
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2022	AA+	375,000	415,492
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2023	AA+	395,000	437,091
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2025	Aa2	2,345,000	2,712,110
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2025	Aa2	2,000,000	2,329,620
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	AA	1,165,000	1,275,628
Hays County, Texas, Pass-Through Toll Revenue and Unlimited Tax Bonds, Series 2011	4.750%	02/15/2026	AA	1,620,000	1,834,650
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A	5.250%	11/15/2026	A1	3,000,000	3,436,080
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2026	Aa2	2,465,000	2,839,014
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,000,000	1,136,360

46	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (Cont.)
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009	5.000%	02/15/2027	AA	$1,000,000	$1,147,650
New Braunfels Independent School District (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2028	AA	1,000,000	1,082,380
Conroe Independent School District, (A political subdivision of the State of Texas located within Montgomery County, Texas) Unlimited Tax School Building Bonds, Series 2009A	5.250%	02/15/2028	Aa2	1,000,000	1,121,720

					24,717,843

Utah (0.90%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	454,678
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	658,998
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007	4.750%	06/01/2022	Aa2	2,375,000	2,597,561
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008	5.000%	06/15/2029	Aa3	1,970,000	2,196,314

					5,907,551

Virginia (2.60%)
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aa2	1,020,000	1,045,918
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007	4.250%	11/01/2020	Aaa	2,540,000	2,743,505
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006 (Prerefunded to 12-01-2016 @ 100) (b)	4.125%	12/01/2020	Aaa	2,100,000	2,255,673
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	1,500,000	1,656,780
County of Spotsylvania, Virginia, Water and Sewer System Revenue Bonds, Series 2007	5.000%	06/01/2023	Aa3	1,235,000	1,333,182
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,400,000	1,539,146
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008 (Prerefunded to 12-01-2018 @ 100) (b)	6.250%	12/01/2026	Aa2	2,000,000	2,415,380
Loudoun County Sanitation Authority (Virginia), Water and Sewer System Revenue and Refunding Bonds, Series 2013	4.000%	01/01/2027	Aa1	650,000	709,468
County of Stafford, Virginia, General Obligation Public Improvement Bonds, Series 2013	4.000%	07/01/2030	Aa2	1,205,000	1,314,559
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2012 D	4.000%	08/01/2030	Aa1	2,000,000	2,143,000

					17,156,611

Washington (4.26%)
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004 (Prerefunded to 12-01-2014 @ 100) (b)	5.000%	12/01/2017	Aa2	1,000,000	1,000,000
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006 (Prerefunded to 06-01-2016 @ 100) (b)	5.000%	12/01/2020	Aa2	1,000,000	1,068,940
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007	4.750%	09/01/2022	A	985,000	1,076,585
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007 (Prerefunded to 09-01-2017 @ 100) (b)	4.750%	09/01/2022	NR	15,000	16,718
Issaquah School District No. 411, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2012	2.500%	12/01/2022	AA+	680,000	698,911
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	3.000%	12/01/2022	Aa3	620,000	639,158
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2023	Aa3	505,000	605,682
Public Utility District No. 1 of Klickitat County, Washington, Electric System Revenue and Refunding Bonds, Series 2006B	5.000%	12/01/2023	A2	1,000,000	1,081,900
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.000%	12/01/2024	A1	1,875,000	2,024,831
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2009	4.625%	12/01/2024	Aa3	4,000,000	4,539,480

See accompanying notes to financial statements.	47

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2025	Aa2	$565,000	$637,845
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008	6.000%	04/01/2025	Aa2	1,325,000	1,574,524
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2025	AA+	1,000,000	1,112,770
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,287,140
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2026	Aa2	500,000	563,715
State of Washington, Various Purpose General Obligation Refunding Bonds, Series R-2013C	4.000%	07/01/2026	Aa1	2,500,000	2,747,325
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2029	A1	1,000,000	1,149,920
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2030	Aa2	985,000	1,149,889
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2030	A1	2,100,000	2,405,760
State of Washington, Various Purpose General Obligation Bonds, Series 2009A	5.000%	07/01/2031	Aa1	1,500,000	1,681,635

					28,062,728

West Virginia (1.56%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2023	A	2,510,000	2,975,956
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2024	A	3,200,000	3,782,880
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2025	AA	1,105,000	1,196,251
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2026	AA	2,180,000	2,344,873

					10,299,960

Wisconsin (2.73%)
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.250%	04/01/2021	Aa1	250,000	259,128
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds (Prerefunded to 10-01-2016 @ 100) (b)	4.750%	10/01/2021	Aa3	545,000	588,442
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds (Prerefunded to 04-01-2017 @ 100) (b)	4.750%	04/01/2022	Aa2	1,000,000	1,098,470
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2022	Aa1	175,000	182,187
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	AA-	800,000	932,400
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2023	Aa1	285,000	293,598
State of Wisconsin, General Obligation Bonds of 2007, Series B (Prerefunded to 05-01-2015 @ 100) (b)	4.750%	05/01/2023	Aa2	2,335,000	2,379,809
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	AA-	300,000	348,027
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A+	1,000,000	1,146,800
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2013C	5.000%	04/01/2029	AA+	3,000,000	3,515,520
State of Wisconsin, General Obligation Bonds of 2008, Series D (Prerefunded to 05-01-2018 @ 100) (b)	6.000%	05/01/2029	Aa2	1,000,000	1,177,590
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2029	A+	1,000,000	1,170,350
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2030	A+	2,000,000	2,327,640

48	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2014

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2031	A+	$2,200,000	$2,544,124

					17,964,085

Wyoming (0.27%)
City of Cheyenne, Wyoming, Refunding Revenue Water Bonds, Series 2007 (Prerefunded to 12-01-2015 @ 100) (b)	5.000%	12/01/2024	AA	1,700,000	1,780,495

Total Long-term Municipal Bonds
(cost $588,182,437)					624,557,156

	Shares	Value
Short-term Investments (4.65%)
JPMorgan Tax Free Money Market Fund	30,589,172	$30,589,172

Total Short-term Investments
(cost $30,589,172)		30,589,172

TOTAL INVESTMENTS (99.46%)
(cost $618,771,609)		655,146,328
OTHER ASSETS, NET OF LIABILITIES (0.54%)		3,586,333

NET ASSETS (100.00%)		$658,732,661

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	Security purchased on a “when-issued” basis.

NR - Not Rated

See accompanying notes to financial statements.	49

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2014

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,186,207,705	905,859,043	361,910,832	618,771,609

Investments in securities at market value	$4,268,710,346	1,700,764,487	364,448,937	655,146,328
Receivable for:
Dividends and interest	12,611,165	8,161,493	2,026,080	7,519,691
Shares of the Fund sold	2,976,133	1,651,548	252,972	248,407
Prepaid expenses	18,827	7,516	1,643	2,921

Total assets	4,284,316,471	1,710,585,044	366,729,632	662,917,347

Liabilities and Net Assets
Distributions to shareholders	—	—	5,514	356,895
Payable for:
Shares of the Fund redeemed	337,714	171,060	153,440	162,725
Securities purchased	—	995,640	—	3,521,408
Due to affiliates	377,858	159,779	39,134	68,696
Accrued liabilities	96,674	65,558	58,121	74,962

Total liabilities	812,246	1,392,037	256,209	4,184,686

Net assets applicable to shares outstanding of common stock	$4,283,504,225	1,709,193,007	366,473,423	658,732,661

Fund shares outstanding (no par value, unlimited number of shares authorized)	55,861,503	25,052,267	36,525,575	74,436,814
Net asset value, offering price and redemption price per share	$76.68	68.23	10.03	8.85

Analysis of Net Assets
Paid-in-capital	$1,222,859,934	898,055,228	364,395,834	622,389,620
Accumulated net realized gain (loss)	(62,575,989)	(3,525,559)	(460,516)	(31,678)
Net unrealized appreciation (depreciation)	3,082,496,540	794,904,334	2,538,105	36,374,719
Undistributed net investment income (loss)	40,723,740	19,759,004	—	—

Net assets applicable to shares outstanding	$4,283,504,225	1,709,193,007	366,473,423	658,732,661

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2014

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$95,561,266	24,270,253	34	535
Interest	4,713	21,117,758	5,358,169	48,595
Tax-exempt interest	—	—	—	23,223,153

	95,565,979	45,388,011	5,358,203	23,272,283
Less: foreign withholding taxes	(811,765)	(269,188)	—	—

Total investment income	94,754,214	45,118,823	5,358,203	23,272,283
Expenses:
Investment advisory and management fees	4,153,916	1,769,776	441,416	719,098
Trustees’ fees and expenses	176,242	71,518	16,861	28,876
Reports to shareholders	104,594	51,245	18,586	18,491
Professional fees	102,983	65,328	54,415	59,883
Errors and omissions insurance	50,167	20,573	5,187	8,741
Custodian fees	83,944	20,981	390	6,807
ICI dues	35,848	15,669	4,866	8,820
Regulatory fees	37,529	28,302	27,058	24,926
Fidelity bond expense	6,535	2,734	695	1,148
Securities valuation fees	1,550	34,358	3,643	110,159

Total expenses	4,753,308	2,080,484	573,117	986,949

Net investment income	90,000,906	43,038,339	4,785,086	22,285,334
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	2,601,753	1,532,573	(382,676)	(31,678)
Net realized gain (loss) on foreign currency transactions	(30,986)	(6,917)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	513,514,101	152,624,852	(604,981)	17,121,692

Net realized and unrealized gain (loss) on investments	516,084,868	154,150,508	(987,657)	17,090,014

Net change in net assets resulting from operations	$606,085,774	197,188,847	3,797,429	39,375,348

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2014	2013
From operations:
Net investment income	$90,000,906	82,437,098
Net realized gain (loss)	2,570,767	1,783,579
Change in net unrealized appreciation or depreciation	513,514,101	655,864,832

Net change in net assets resulting from operations	606,085,774	740,085,509
Distributions to shareholders from and in excess of:
Net investment income	(86,494,851)	(81,962,353)
Net realized gain	—	—

Total distributions to shareholders	(86,494,851)	(81,962,353)
From Fund share transactions:
Proceeds from shares sold	219,241,767	216,155,876
Reinvestment of distributions	82,007,449	77,708,471

	301,249,216	293,864,347
Less payments for shares redeemed	(306,459,962)	(328,000,859)

Net increase (decrease) in net assets from Fund share transactions	(5,210,746)	(34,136,512)

Total increase (decrease) in net assets	514,380,177	623,986,644

Net assets:
Beginning of period	3,769,124,048	3,145,137,404

End of period*	$4,283,504,225	3,769,124,048

* Including undistributed net investment income (loss)	$40,723,740	37,248,671

Share Information
Sold	3,102,201	3,497,059
Issued in reinvestment of distributions	1,171,899	1,326,996
Redeemed	(4,319,573)	(5,374,565)

Net increase (decrease)	(45,473)	(550,510)

52	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2014	2013	2014	2013	2014	2013

43,038,339	39,972,150	4,785,086	5,940,913	22,285,334	23,113,613
1,525,656	(3,447,247)	(382,676)	448,120	(31,678)	598,337
152,624,852	134,619,399	(604,981)	(8,671,899)	17,121,692	(37,949,417)

197,188,847	171,144,302	3,797,429	(2,282,866)	39,375,348	(14,237,467)

(41,589,975)	(39,236,681)	(4,785,086)	(5,940,913)	(22,285,334)	(23,113,613)
—	—	—	—	(598,337)	(15,847)

(41,589,975)	(39,236,681)	(4,785,086)	(5,940,913)	(22,883,671)	(23,129,460)

130,349,177	152,639,867	77,962,961	91,418,200	33,770,494	59,706,437
39,863,039	37,610,235	4,698,176	5,783,911	18,393,708	18,561,259

170,212,216	190,250,102	82,661,137	97,202,111	52,164,202	78,267,696
(157,453,380)	(135,782,699)	(99,653,067)	(136,582,845)	(49,780,826)	(84,564,888)

12,758,836	54,467,403	(16,991,930)	(39,380,734)	2,383,376	(6,297,192)

168,357,708	186,375,024	(17,979,587)	(47,604,513)	18,875,053	(43,664,119)

1,540,835,299	1,354,460,275	384,453,010	432,057,523	639,857,608	683,521,727

1,709,193,007	1,540,835,299	366,473,423	384,453,010	658,732,661	639,857,608

19,759,004	18,317,557	—	—	—	—

2,023,725	2,579,295	7,796,803	9,031,229	3,850,804	6,702,952
629,365	656,583	469,961	571,831	2,098,530	2,110,234
(2,448,106)	(2,297,447)	(9,967,284)	(13,503,666)	(5,705,826)	(9,663,401)

204,984	938,431	(1,700,520)	(3,900,606)	243,508	(850,215)

See accompanying notes to financial statements.	53

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal circumstances approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

For more information refer to Note 4 Income Taxes and Distributions to Shareholders.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2014. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-Issued” Basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2014, the Municipal Bond Fund had commitments of $3,521,408 (representing 0.53% of net assets) for when-issued securities.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•	Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of November 30, 2014:

	Investments in Securities

Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$4,242,029,147	$—	$—	$4,242,029,147
Short-term Investments	26,681,199	—	—	26,681,199
Balanced Fund
Common Stocks (a)	1,066,303,776	—	—	1,066,303,776
Corporate Bonds (a)	—	324,365,962	—	324,365,962
Foreign Government Bonds	—	2,741,755	—	2,741,755
Agency Commercial Mortgage-Backed Securities	—	27,416,195	—	27,416,195
Agency Notes & Bonds	—	4,849,847	—	4,849,847
U.S. Treasury Obligations	—	249,628,140	—	249,628,140
Short-term Investments	25,458,812	—	—	25,458,812
Interim Fund
U.S. Treasury Obligations	—	340,700,754	—	340,700,754
Short-term Investments	23,748,183	—	—	23,748,183
Municipal Bond Fund
Long-term Municipal Bonds	—	624,557,156	—	624,557,156
Short-term Investments	30,589,172	—	—	30,589,172

(a) Industry classification is disclosed in the Schedules of Investments.

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2013 or for the year ended November 30, 2014. There were no transfers of securities between Level 1 and Level 2 as of November 30, 2014 as compared to November 30, 2013.

4.	Income Taxes and Distributions to Shareholders

As of November 30, 2014, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of November 30, 2014, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2014, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,186,207,705	$3,083,400,695	$(898,054)	$3,082,502,641
Balanced Fund	905,656,093	799,719,507	(4,611,113)	795,108,394
Interim Fund	361,910,832	3,508,313	(970,208)	2,538,105
Municipal Bond Fund	618,771,609	36,836,402	(461,683)	36,374,719

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Growth Fund and Balanced Fund declare and pay income dividends, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 19, 2014, the Growth Fund declared an ordinary income dividend of $0.82822 per share to shareholders of record on December 18, 2014 (reinvestment date December 19, 2014).

On December 19, 2014, the Balanced Fund declared an ordinary income dividend of $0.91287 per share to shareholders of record on December 18, 2014 (reinvestment date December 19, 2014).

After utilizing capital loss carryforwards to offset realized capital gains during the year ended November 30, 2014, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after November 30, 2014, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the carryforwards will expire as follows:

		Non Expiring		Year of Expiration
	Utilized	Short-term	Long-term	2015	2016	2017	2018	Total
Growth Fund	$2,601,753	$—	$13,154,261	$—	$25,639,404	$14,963,272	$8,819,052	$62,575,989
Balanced Fund	1,532,573	—	3,525,559	—	—	—	—	3,525,559
Interim Fund	—	—	382,676	77,840	—	—	—	460,516
Municipal Bond Fund	—	—	31,678	—	—	—	—	31,678

Capital losses incurred on or after December 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before December 1, 2011. Therefore, any losses incurred prior to December 1, 2011 may be more likely to expire unused.

As of November 30, 2014, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Growth Fund	$40,723,740	$—	$3,082,496,540	$(62,575,989)	$3,060,644,291
Balanced Fund	19,556,054	—	795,107,284	(3,525,559)	811,137,779
Interim Fund	—	—	2,538,105	(460,516)	2,077,589
Municipal Bond Fund	—	—	36,374,719	(31,678)	36,343,041

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2014, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Growth Fund	$—	$30,986	$(30,986)
Balanced Fund	—	6,917	(6,917)

The tax character of distributions was designated as follows for the years ended November 30, 2014 and November 30, 2013, respectively:

2014	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,238,607	$46,727	$598,337	$22,883,671

2013	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$23,073,787	$39,826	$15,847	$23,129,460

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended November 30, 2014 and November 30, 2013.

5.	Transactions with Affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than proceeds from the account fee imposed on certain shareholders of the Trust, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2014.

6.	Investment Transactions

For the year ended November 30, 2014, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Growth Fund	$48,841,981	$39,509,654	$—	$—
Balanced Fund	61,906,413	21,934,996	—	46,411,406
Interim Fund	—	—	24,532,031	63,417,852
Municipal Bond Fund	39,703,807	57,496,575	—	—

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$67.42	$55.71	52.10	50.42	49.23

Income from Investment Operations
Net investment income (a)	1.60	1.47	1.38	1.23	1.12
Net gain (loss) on investments (both realized and unrealized)	9.21	11.70	3.57	1.64	1.17

Total from investment operations	10.81	13.17	4.95	2.87	2.29

Less Distributions
Net investment income	(1.55)	(1.46)	(1.34)	(1.19)	(1.10)
Net realized gain	—	—	—	—	—

Total distributions	(1.55)	(1.46)	(1.34)	(1.19)	(1.10)

Net asset value, end of period	$76.68	$67.42	55.71	52.10	50.42

Total Return	16.26%	24.06%	9.69%	5.63%	4.86%

Ratios/Supplemental Data
Net assets, end of period (millions)	$4,283.5	$3,769.1	3,145.1	3,033.1	2,995.7

Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.25%	2.38%	2.53%	2.32%	2.29%

Portfolio turnover rate (b)	1%	1%	0%	1%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2012.

60	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$62.01	$56.65	54.43	53.22	52.17

Income from Investment Operations
Net investment income (a)	1.72	1.63	1.60	1.56	1.52
Net gain (loss) on investments (both realized and unrealized)	6.17	5.36	2.26	1.21	1.06

Total from investment operations	7.89	6.99	3.86	2.77	2.58

Less Distributions
Net investment income	(1.67)	(1.63)	(1.58)	(1.56)	(1.53)
Net realized gain	—	—	(0.06)	—	—

Total distributions	(1.67)	(1.63)	(1.64)	(1.56)	(1.53)

Net asset value, end of period	$68.23	$62.01	56.65	54.43	53.22

Total Return	12.95%	12.59%	7.26%	5.21%	5.15%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,709.2	$1,540.8	1,354.5	1,287.8	1,248.9

Average net asset ratios
Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.66%	2.75%	2.86%	2.86%	2.93%

Portfolio turnover rate	4%	5%	5%	6%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	61

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.06	$10.26	10.28	10.30	10.31

Income from Investment Operations
Net investment income	0.13	0.15	0.19	0.24	0.26
Net gain (loss) on investments (both realized and unrealized)	(0.03)	(0.20)	(0.02)	(0.02)	(0.01)

Total from investment operations	0.10	(0.05)	0.17	0.22	0.25

Less Distributions
Net investment income	(0.13)	(0.15)	(0.19)	(0.24)	(0.26)
Net realized gain	—	—	—	—	—

Total distributions	(0.13)	(0.15)	(0.19)	(0.24)	(0.26)

Net asset value, end of period	$10.03	$10.06	10.26	10.28	10.30

Total Return	1.01%	(0.51)%	1.66%	2.19%	2.43%

Ratios/Supplemental Data
Net assets, end of period (millions)	$366.5	$384.5	432.1	406.3	375.2

Average net asset ratios
Expenses	0.16%	0.15%	0.15%	0.16%	0.16%
Net investment income	1.31%	1.46%	1.84%	2.36%	2.50%

Portfolio turnover rate	7%	17%	24%	17%	11%

62	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.62	$9.11	8.79	8.64	8.70

Income from Investment Operations
Net investment income	0.30	0.30	0.32	0.34	0.35
Net gain (loss) on investments (both realized and unrealized)	0.24	(0.49)	0.34	0.16	(0.04)

Total from investment operations	0.54	(0.19)	0.66	0.50	0.31

Less Distributions
Net investment income	(0.30)	(0.30)	(0.32)	(0.34)	(0.35)
Net realized gain (a)	(0.01)	—	(0.02)	(0.01)	(0.02)

Total distributions	(0.31)	(0.30)	(0.34)	(0.35)	(0.37)

Net asset value, end of period	$8.85	$8.62	9.11	8.79	8.64

Total Return	6.37%	(2.05)%	7.63%	5.97%	3.64%

Ratios/Supplemental Data
Net assets, end of period (millions)	$658.7	$639.9	683.5	607.6	585.0

Average net asset ratios
Expenses	0.15%	0.16%	0.15%	0.16%	0.15%
Net investment income	3.46%	3.46%	3.55%	3.93%	4.04%

Portfolio turnover rate	6%	11%	4%	11%	9%

(a)	Net realized gain distributions represent less than $0.01 per share for the year ended November 30, 2013.

See accompanying notes to financial statements.	63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the State Farm Associates’ Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund, four funds comprising the State Farm Associates’ Funds Trust (the “Funds”), at November 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended November 30, 2010 was audited by another independent registered public accounting firm whose report dated January 24, 2011 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 29, 2015

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended November 30, 2014.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Exempt Interest Distributed
Growth	$ —	$86,494,851	$82,496,476	$ —
Balanced	—	23,241,171	20,298,190	—
Interim	—	—	—	—
Municipal Bond	598,337	—	—	22,238,607

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information –

State Farm Associates’ Funds Trust, November 30, 2014 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 70	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Company (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER (since 7/2010) – Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY (since 2/2010) – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – MainStay Funds (82 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Management Information –

State Farm Associates’ Funds Trust, November 30, 2014 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee and Chairperson of the Board	Began service as Trustee in 1991 to the predecessor of the Trust and serves until successor is elected or appointed. Began service as Chairperson of the Board in 2012 and serves until removed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; TRUSTEE, PRESIDENT (before 12/2012) and CHAIRPERSON OF THE BOARD (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – McGraw-Hill Financial (financial ratings/ information); DIRECTOR – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee and President	Began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed. Began service as President in 2012 and serves until removed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010) and DIRECTOR – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (before 12/2012) and PRESIDENT (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information –

State Farm Associates’ Funds Trust, November 30, 2014 (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 60	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company.
Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 51	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FIXED INCOME (3/1998 – 5/2011) – Nationwide Insurance; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President and Treasurer	Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER, SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Joe R. Monk Jr. One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 – 4/2010) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS (since 1/2011), VICE PRESIDENT – HEALTH (since 4/2010) and OPERATIONS VICE PRESIDENT – HEALTH (6/2008 – 4/2010) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 55	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY-TREASURER – State Farm VP Management Corp.
Dick Paul One State Farm Plaza Bloomington, Illinois 61710 Age 55	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH/MUTUAL FUNDS (since 1/2012) and OPERATIONS VICE PRESIDENT – LIFE/HEALTH (5/2009 – 2/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 44	Vice President and Secretary	Began service in 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

**U.S. POSTAGE**
**PAID**
**LANCASTER, PA**
**PERMIT NO. 1275**

**PRESORTED STANDARD**

| | |
|---|---|
| **Not FDIC Insured** | • **May Lose Value**<br>• **No Bank Guarantee** |

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

190-4049.16-CH AP2015/01/9812 1-2015
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2014:	$143,330
Billed to registrant for fiscal year ending November 30, 2013:	$139,117

The audit fees for November 30, 2014 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2014:	$0
Billed to registrant for fiscal year ending November 30, 2013:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2014:	$0
Billed for fiscal year ending November 30, 2013:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2014:	$26,773
Billed to registrant for fiscal year ending November 30, 2013:	$19,150

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant. For the fiscal year ending November 30, 2014, the fees also include tax services to assist the registrant’s Municipal Bond Fund series obtain a change in a tax accounting method. The amount billed by the registrant’s principal accountant for assisting with changing the Municipal Fund Fund’s tax accounting method was $7,063, which was paid by the registrant’s investment adviser, State Farm Investment Management Corp.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2014:	$0
Billed for fiscal year ending November 30, 2013:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2014:	$0
Billed to registrant for fiscal year ending November 30, 2013:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2014:	$15,800
Billed for fiscal year ending November 30, 2013:	$20,600

The nature of the services comprising the fees disclosed under this category:

These fees were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X and were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2014:	not applicable	0%	not applicable
Fiscal year ending November 30, 2013:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2014:	not applicable	0%	100%
Fiscal year ending November 30, 2013:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2014:	$26,773
Fiscal year ending November 30, 2013:	$19,150

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2014:	$15,800
Fiscal year ending November 30, 2013:	$20,600

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2014:	$0
Fiscal year ending November 30, 2013:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date     January 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date     January 30, 2015

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date     January 30, 2015